                                                                   Exhibit 99.16

                                                                  Execution Copy

================================================================================

                           GMAC MORTGAGE CORPORATION,

                                   as Servicer

                                       and

                         LEHMAN BROTHERS HOLDINGS INC.,

                                    as Seller

                                       and

                            AURORA LOAN SERVICES LLC,

                               as Master Servicer

                                   ----------

                                 Lehman XS Trust
               Mortgage Pass-Through Certificates, Series 2006-10N

                       SECURITIZATION SERVICING AGREEMENT

                            Dated as of June 1, 2006

                                   ----------

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I.
                                   DEFINITIONS

                                   ARTICLE II.
              SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
                                RESPONSIBILITIES

Section 2.01   Contract for Servicing; Possession of Servicing Files ....    13
Section 2.02   Books and Records ........................................    14

                                  ARTICLE III.
                         SERVICING OF THE MORTGAGE LOANS

Section 3.01   Servicer to Service ......................................    14
Section 3.02   Collection and Liquidation of Mortgage Loans .............    15
Section 3.03   Establishment of and Deposits to Custodial Account .......    16
Section 3.04   Permitted Withdrawals From Custodial Account .............    18
Section 3.05   Establishment of and Deposits to Escrow Account ..........    19
Section 3.06   Permitted Withdrawals From Escrow Account ................    19
Section 3.07   Notification of Adjustments ..............................    20
Section 3.08   [Reserved] ...............................................    20
Section 3.09   Payment of Taxes, Insurance and Other Charges ............    20
Section 3.10   Protection of Accounts ...................................    21
Section 3.11   Maintenance of Hazard Insurance ..........................    22
Section 3.12   Maintenance of Mortgage Impairment Insurance .............    23
Section 3.13   Maintenance of Fidelity Bond and Errors and Omissions
                  Insurance .............................................    24
Section 3.14   Inspections ..............................................    24
Section 3.15   Restoration of Mortgaged Property ........................    24
Section 3.16   Maintenance of PMI and/or LPMI Policy; Claims ............    25
Section 3.17   Title, Management and Disposition of REO Property ........    27
Section 3.18   Real Estate Owned Reports ................................    29
Section 3.19   Liquidation Reports ......................................    29
Section 3.20   Reports of Foreclosures and Abandonments of Mortgaged
                  Property ..............................................    29
Section 3.21   Prepayment Charges .......................................    29
Section 3.22   Compliance with Safeguarding Customer Information
                  Requirements ..........................................    30
Section 3.23   Credit Reporting .........................................    30

                                   ARTICLE IV.
                           PAYMENTS TO MASTER SERVICER

Section 4.01   Remittances ..............................................    30
Section 4.02   Statements to the Seller .................................    31
Section 4.03   Monthly Advances by Servicer .............................    33
Section 4.04   Due Dates Other Than the First of the Month ..............    33

                                   ARTICLE V.
                          GENERAL SERVICING PROCEDURES

Section 5.01   Transfers of Mortgaged Property ..........................    33
Section 5.02   Satisfaction of Mortgages and Release of Mortgage Files ..    34
Section 5.03   Servicing Compensation ...................................    34
Section 5.04   Report on Attestation of Compliance with Applicable
                  Servicing Criteria ....................................    35
Section 5.05   Annual Officer's Certificate .............................    35
Section 5.06   Inspection ...............................................    36
Section 5.07   Report on Assessment of Compliance with Applicable
                  Servicing Criteria ....................................    36

                                   ARTICLE VI.
                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01   Representations, Warranties and Agreements of the
                  Servicer ..............................................    37
Section 6.02   Remedies for Breach of Representations and Warranties of
                  the Servicer ..........................................    39
Section 6.03   Additional Indemnification by the Servicer ...............    40
Section 6.04   Indemnification with Respect to Certain Taxes and Loss of
                  REMIC Status ..........................................    40
Section 6.05   Purchase of Distressed Mortgage Loans ....................    41

                                  ARTICLE VII.
                                  THE SERVICER

Section 7.01   Merger or Consolidation of the Servicer ..................    41
Section 7.02   Limitation on Liability of the Servicer and Others .......    41
Section 7.03   Limitation on Resignation and Assignment by the
                  Servicer ..............................................    42
Section 7.04   Subservicing Agreements and Successor Subservicer ........    43

                                  ARTICLE VIII.
                                   TERMINATION

Section 8.01   Termination for Cause ....................................    45
Section 8.02   Termination Without Cause ................................    47
Section 8.03   Termination for Distressed and Released Mortgage Loans ...    47

                                   ARTICLE IX.
                            MISCELLANEOUS PROVISIONS

Section 9.01   Successor to the Servicer ................................    48
Section 9.02   Costs ....................................................    50
Section 9.03   Protection of Confidential Information ...................    50
Section 9.04   Notices ..................................................    50
Section 9.05   Severability Clause ......................................    51
Section 9.06   No Personal Solicitation .................................    52
Section 9.07   Counterparts .............................................    52
Section 9.08   Place of Delivery and Governing Law ......................    52
Section 9.09   Further Agreements .......................................    52
Section 9.10   Intention of the Parties .................................    53
Section 9.11   Successors and Assigns; Assignment of Agreement ..........    53
Section 9.12   Assignment by the Seller .................................    53
Section 9.13   Amendment ................................................    53
Section 9.14   Waivers ..................................................    54
Section 9.15   Exhibits .................................................    54
Section 9.16   Intended Third Party Beneficiaries .......................    54
Section 9.17   General Interpretive Principles ..........................    54
Section 9.18   Reproduction of Documents ................................    55

                                    EXHIBITS

EXHIBIT A      MORTGAGE LOAN SCHEDULE
EXHIBIT B      CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT C      ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT D-1    FORM OF MONTHLY REMITTANCE ADVICE
EXHIBIT D-2    STANDARD MONTHLY DEFAULTED LOAN REPORT
EXHIBIT D-3    FORM OF LOAN LOSS REPORT
EXHIBIT E      FORM OF CERTIFICATION TO BE PROVIDED TO THE
               DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER BY THE SERVICER
EXHIBIT F      LXS 2006-10N TRUST AGREEMENT
EXHIBIT G      FANNIE MAE GUIDE NO. 95-19
EXHIBIT H      SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON
               ASSESSMENT OF COMPLIANCE
EXHIBIT I      TRANSACTION PARTIES
EXHIBIT J      FORM OF ANNUAL OFFICER'S CERTIFICATE

               SCHEDULES

SCHEDULE I     TERMINATION FEE SCHEDULE
SCHEDULE II    DEBOARDING FEE SCHEDULE
SCHEDULE III   ADDITIONAL FEE SCHEDULE

          This SECURITIZATION SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of June, 2006, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller"), GMAC MORTGAGE CORPORATION, as servicer (the "Servicer"), AURORA LOAN SERVICES LLC, as master servicer (the "Master Servicer") and acknowledged by U.S. BANK NATIONAL ASSOCIATION, as trustee (the "Trustee") under the Trust Agreement (as defined herein), recites and provides as follows:

                                   WITNESSETH:

          WHEREAS, Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital") acquired certain conventional, residential, first lien mortgage loans, which are identified on Exhibit A hereto (the "Mortgage Loans"), from SunTrust Mortgage, Inc. ("SunTrust"), pursuant to the Flow Mortgage Loan Purchase and Warranties Agreement between Lehman Capital and the Servicer, dated as of May 18, 2006 (Group No. 2006-FLOW, hereinafter called the "Purchase Agreement"), which Mortgage Loans were either originated or acquired by SunTrust;

          WHEREAS, the Mortgage Loans are currently serviced pursuant to the Flow Interim Servicing Agreement, dated as of May 18, 2006, between Lehman Capital and SunTrust as reconstituted by the Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between the Seller and SunTrust;

          WHEREAS, the Seller has conveyed the Mortgage Loans to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to U.S. Bank National Association, as trustee (the "Trustee"), pursuant to a trust agreement dated as of June 1, 2006 (the "Trust Agreement"), among the Trustee, the Master Servicer and SASCO;

          WHEREAS, the Mortgage Loans shall be transferred to the Servicer as of the Servicing Transfer Date for servicing under this Agreement;

          WHEREAS, from time to time certain of the Mortgage Loans serviced under this Agreement may be transferred to another servicer for servicing under such other servicer's servicing agreement at which date Exhibit A hereto will be amended to exclude such Mortgage Loans from servicing under this Agreement;

          WHEREAS, on and after the Servicing Transfer Date the Seller and the Trustee desire that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Seller and of the Master Servicer to terminate the rights and obligations of the Servicer hereunder at any time and to the other conditions set forth herein;

          WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement upon the occurrence and continuance of an Event of Default as provided herein;

          WHEREAS, multiple classes of certificates (the "Certificates"), including the Class 1-P, Class 2-P, Class 1-X and Class 2-X Certificates, will be issued on the Closing Date pursuant to the Trust Agreement and Lehman Brothers Inc. or a nominee thereof is expected to be the initial registered holder of the Class 1-P, Class 2-P, Class 1-X and Class 2-X Certificates;

          WHEREAS, subsequent to the Closing Date, Lehman Brothers Inc. may convey all of its rights, title and interest in and to the Class 1-P, Class 2-P, Class 1-X and Class 2-X Certificates and all payments and all other proceeds received thereunder to an owner trust or other special purpose entity in which it will hold the sole equity interest, which owner trust or special purpose entity will issue net interest margin securities ("NIM Securities") through an indenture trust, such NIM Securities secured, in part, by the payments on such Certificates (the "NIMS Transaction");

          WHEREAS, one or more insurers (collectively, the "NIMS Insurer") may each issue one or more insurance policies guaranteeing certain payments under the NIM Securities to be issued pursuant to the indenture in the NIMS Transaction;

          WHEREAS, in the event there may be two or more individual insurers it is intended that the rights extended to the NIMS Insurer pursuant to this Agreement be allocated among two or more individual insurers that issue insurance policies in connection with the NIMS Transaction through a NIMS Insurance Agreement by and among such insurers and the parties hereto;

          WHEREAS, the Seller and the Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder (excluding (i) the Seller's rights and obligations as owner of the servicing rights relating to the Mortgage Loans, (ii) its rights to terminate the rights and obligations of the Servicer under Section 8.02(iii) hereunder and
(iii) its obligations pursuant to Section 9.02, all of which rights and obligations will remain with the Seller or be assigned or delegated to the Master Servicer) to the Trustee, and that each reference herein to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time;

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

          The following terms are defined as follows:

          Accepted Servicing Practices: With respect to any Mortgage Loan or REO Property, those mortgage servicing practices of mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, exercising the same care in performing those practices that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account (including, compliance with all applicable federal, state and local laws).

          Agreement: This Securitization Servicing Agreement and all amendments hereof and supplements hereto.

          Ancillary Income: All income derived from the Mortgage Loans including but not limited to, (i) fifty percent (50%) of any late charges and (ii) fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges; provided, that, all Prepayment Charges attributable to the Mortgage Loans, fifty percent (50%) of any late charges and all interest received on funds deposited in the Custodial Account or any Escrow Account shall be specifically excluded from the definition of Ancillary Income and shall be the property of the Seller or its designee. The Servicer shall retain all Ancillary Income to the extent not required to be deposited into the Custodial Account.

          Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Trustee or its designee to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New York, Iowa, Connecticut, Colorado, Maryland, Massachusetts, Minnesota and Pennsylvania are authorized or obligated by law or executive order to be closed.

          Certificateholder: The meaning set forth in the Trust Agreement.

          Certificates: Any or all of the Certificates issued pursuant to the Trust Agreement.

          Charged-off Loan: As of any date of determination, any Mortgage Loan other than a Covered Mortgage Loan that was Delinquent in payment for a period of 180 days or more as of the last calendar day of the month immediately preceding the month in which such date of determination occurs, without giving effect to any grace period permitted by the related Mortgage Note, and for which foreclosure proceedings have not been initiated.

          Closing Date: June 30, 2006.

          Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

          Commission: The United States Securities and Exchange Commission.

          Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

          Covered Mortgage Loan: Any Mortgage Loan that is covered by a PMI Policy.

          Custodial Account: The separate account or accounts created and maintained pursuant to Section 3.03.

          Custodial Agreement: The custodial agreement relating to the custody of certain of the Mortgage Loans, between the Custodian and the Trustee, dated as of June 1, 2006.

          Custodian: U.S. Bank National Association and its successors and assigns.

          Cut-off Date: June 1, 2006.

          Deboarding Fee: The amount that the Seller shall be required to pay to the Servicer as a result of the Seller or the Master Servicer exercising its right to terminate this Agreement without cause with respect to some or all of the Mortgage Loans pursuant to Section 8.02(iii) hereof, which amount is set forth on Schedule II hereto.

          Depositor: Structured Asset Securities Corporation, a Delaware corporation, or any successor in interest.

          Distressed Mortgage Loan: As of any Remittance Date, any Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

          Distribution Date: Commencing in June 2006, the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

          Due Date: The day of the calendar month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. Pursuant to Section 4.04, with respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

          Due Period: With respect to each Remittance Date, the calendar month immediately preceding the month of the Remittance Date.

          Eligible Deposit Account: An account that is maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution.

          Eligible Institution: Any of the following:

          (i) an institution whose (A) commercial paper, short-term debt obligations, or other short-term deposits are rated at least "A-1+" or long-term unsecured debt obligations are rated at least "AA-" by S&P, if the amounts on deposit are to be held in the account for no more than 365 days, or (B) commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least "A-2" by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement. Upon the loss of the required rating set forth in this clause (i), the accounts shall be transferred immediately to accounts which have the required rating. Furthermore, commingling by the Servicer is acceptable at the A-2 rating level if the Servicer is a bank, thrift, or depository and provided the Servicer has the capability to immediately segregate funds and commence remittance to an Eligible Deposit Account upon a downgrade; or

          (ii) the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

          Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

          (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

          (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the outstanding principal balance of the Mortgage Loans at any Remittance Date and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

          (vi) a Qualified GIC (as defined in the Trust Agreement);

          (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

          (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that is acceptable to the NIMS Insurer and would not adversely affect the then current rating by any Rating Agency then rating the Certificates or the NIM Securities. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate of any such entity serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate of any such entity charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate of any such entity charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          Environmental Problem Property: A Mortgaged Property or REO Property that is in violation of any environmental law, rule or regulation.

          Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer in accordance with Section 3.13.

          Escrow Account: The separate account or accounts operated and maintained pursuant to Section 3.05.

          Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

          Event of Default: Any event set forth in Section 8.01.

          Fannie Mae: The Federal National Mortgage Association or any successor thereto.

          Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

          FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

          Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with Section 3.13.

          Fitch: Fitch Ratings or any successor in interest.

          Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor thereto.

          Holder: The meaning set forth in the Trust Agreement.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including the proceeds of any hazard or flood insurance policy, LPMI Policy or PMI Policy.

          Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

          LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

          LPMI Loan: A Mortgage Loan covered by a LPMI Policy as set forth in the Mortgage Loan Schedule or otherwise identified to the Servicer in writing.

          LPMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Servicer, the Master Servicer or the Trustee from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule. An LPMI Policy shall also include any policy of primary mortgage guaranty insurance issued by a Qualified Insurer that is purchased by the Seller with respect to some or all of the Mortgage Loans.

          Master Servicer: Aurora Loan Services LLC or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

          MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

          Monthly Advance: The portion of a Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the related determination date.

          Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

          Moody's: Moody's Investors Service, Inc. or any successor in interest.

          Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

          Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy to be maintained by the Servicer in accordance with
Section 3.12.

          Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note, after giving effect to any applicable Relief Act Reduction.

          Mortgage Loan: An individual mortgage loan that is the subject of this Agreement and identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan. Any Released Mortgage Loan will not be considered a Mortgage Loan subject to this Agreement.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the LPMI Fee, if any.

          Mortgage Loan Schedule: A schedule of the Mortgage Loans attached hereto as Exhibit A setting forth information with respect to such Mortgage Loans as agreed to by the Seller, the Servicer and the Master Servicer, including but not limited to (i) a data field indicating whether such Mortgage Loan is insured under a PMI Policy or LPMI Policy and identifying the related Qualified Insurer, (ii) a Prepayment Charge Schedule and (iii) a data field indicating the Servicing Fee, which Mortgage Loan Schedule may be amended from time to time to (a) include additional mortgage loans which are transferred to be serviced by the Servicer by a Prior Servicer in a Servicing Transfer or (b) exclude Mortgage Loans transferred to be serviced by another servicer.

          Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

          Mortgagor: The obligor on a Mortgage Note.

          NIM Securities: As defined in the Recitals to this Agreement.

          NIMS Insurer: As defined in the Recitals to this Agreement.

          NIMS Transaction: As defined in the Recitals to this Agreement.

          Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Seller, the Master Servicer, Trustee and/or the NIMS Insurer as required by this Agreement.

          Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Seller, the Trustee, the Master Servicer and/or the NIMS Insurer, but which must be an independent outside counsel with respect to any such opinion of counsel concerning all federal income tax matters.

          Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, including any bulk policy acquired in respect of the Mortgage Loans, as required by this Agreement with respect to certain Mortgage Loans.

          Prepayment Charge: With respect to any Mortgage Loan and Remittance Date, the charges or premiums, as specified in the Prepayment Charge Schedule, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Principal Prepayment Period in accordance with the terms thereof.

          Prepayment Charge Schedule: A data field in the Mortgage Loan Schedule attached hereto as Exhibit A which sets forth the amount or method of calculation of the Prepayment Charge and the term during which such Prepayment Charge is imposed with respect to a Mortgage Loan.

          Prime Rate: The prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

          Principal Prepayment: Any voluntary payment of principal on a Mortgage Loan, including any payment or other recovery of principal in connection with repurchase of a Mortgage Loan by the Seller, the Servicer, the NIMS Insurer, or any other Person, which is received in advance of its scheduled Due Date, including any Prepayment Charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment Period: With respect to any Remittance Date and any full or partial Principal Prepayment, the calendar month immediately preceding the month of such Remittance Date.

          Prior Servicer: Any prior servicer (other than the Servicer) of any or all of the Mortgage Loans.

          Purchase Price: With respect to any Distressed Mortgage Loan or REO Property to be purchased by the NIMS Insurer pursuant to Section 6.05, an amount equal to the sum of (i) 100% of the principal balance thereof as of the date of purchase, (ii) accrued interest on such principal balance at the applicable mortgage interest rate in effect from time to time to the due date as to which interest was last covered by a payment by the Mortgagor or a Monthly Advance by the Master Servicer and (iii) any unreimbursed Servicing Advances and any unpaid Servicing Fees allocable to such Distressed Mortgage Loan or REO Property.

          Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae and Freddie Mac.

          Rating Agency: Each of Moody's and S&P and any successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable person, agreed upon and designated by the Seller, notice of which designation shall be given to the Trustee, the NIMS Insurer, the Master Servicer and the Servicer.

          Regulation AB: Subpart 229.1100 Asset-Backed Securities (Regulation
AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Released Mortgage Loan: As of any Transfer Date, any Mortgage Loan other than a Covered Mortgage Loan that was Delinquent in payment for a period of 210 days or more as of the last calendar day of the month immediately preceding the month in which such Transfer Date occurs, without giving effect to any grace period permitted by the related Mortgage Note, and for which foreclosure proceedings have not been initiated.

          Released Mortgage Transferee: Initially, Aurora Loan Services LLC, and its successors and assigns.

          Relief Act Reduction: With respect to any Mortgage Loan as to which there has be a reduction in the amount of interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or similar state or local law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          Remittance Date: With respect to each Mortgage Loan, the 10th day (or if such 10th day is not a Business Day, the first Business Day immediately preceding) of any month.

          REO Disposition: The final sale or other disposition by the Servicer of any REO Property.

          REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.17.

          REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, as described in Section 3.17.

          Residual Certificate: Any Class LT-R or Class R Certificate.

          S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor in interest.

          Seller: Lehman Brothers Holdings Inc. or its successor in interest or assigns.

          Servicer: GMAC Mortgage Corporation or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

          Servicing Advances: With respect to each Mortgage Loan other than a Charged-off Loan, all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, PMI Policy premiums, LPMI Policy premiums and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (f) compliance with the obligations pursuant to the provisions of the Fannie Mae Guides.

          Servicing Fee: With respect to each Mortgage Loan, an amount equal to $7.50 per month.

          Servicing File: The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

          Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer upon request, as such list may from time to time be amended.

          Servicing Transfer: Any transfer of the servicing by a Prior Servicer of Mortgage Loans to the Servicer under this Agreement.

          Servicing Transfer Date: The date on which a Servicing Transfer occurs. The initial Servicing Transfer Date is expected to be July 1, 2006.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Servicer or a related Subservicer; provided, further, that "Subcontractor" shall not include a lockbox provider or a tax or insurance tracking provider; provided, however, that if, pursuant to interpretive guidance provided by the Commission or its staff or consensus among participants in the asset-backed securities markets, any of such parties is determined to be a Subcontractor, such party shall be a Subcontractor.

          Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

          Termination Fee: The amount that the Seller shall be required to pay to the Servicer as a result of the Seller or the Master Servicer exercising its right to terminate this Agreement without cause with respect to some or all of the Mortgage Loans pursuant to Section 8.02(iii) hereof, which amount is set forth on Schedule I hereto.

          Transfer Date: The fifth Business Day of each month, or, if such day is not a Business Day, the next succeeding Business Day. Each transfer of servicing on a Transfer Date shall be deemed to be effective immediately following the close of business on such Transfer Date.

          Trust Agreement: The Trust Agreement dated as of June 1, 2006, among the Trustee, the Master Servicer and the Depositor.

          Trust Fund: The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any other assets as set forth therein.

          Trustee: U.S. Bank National Association or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

          Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

                                   ARTICLE II.
              SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
                                RESPONSIBILITIES

     Section 2.01. Contract for Servicing; Possession of Servicing Files.

          The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer as an independent contractor, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. On or before the Closing Date or the applicable Servicing Transfer Date, as applicable, the Seller shall cause to be delivered to the Servicer, the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule. The Servicer shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loans pursuant to this Agreement and each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the

Seller. The Servicer's possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

     Section 2.02. Books and Records.

          All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer's right to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement. All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation and reimbursement to which the Servicer is entitled as set forth herein, including but not limited to Section 5.03 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

          The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 3.01 within one week of their execution; provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation.

                                  ARTICLE III.

                         SERVICING OF THE MORTGAGE LOANS

     Section 3.01. Servicer to Service.

          The Servicer, as an independent contractor, shall service and administer the Mortgage Loans from and after the Closing Date or the applicable Servicing Transfer Date, as applicable, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

          Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Trust Fund; provided, however, that unless the Servicer has obtained the prior written consent of the Master Servicer and the NIMS Insurer, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate (except for modifications relating to a Relief Act Reduction), defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, further, that upon the full release or discharge, the Servicer shall notify the related Custodian of the related Mortgage Loan of such full release or discharge. Upon the reasonable request of the Servicer, the Trustee shall execute and deliver to the Servicer with any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement; provided that the Trustee shall not be liable for the actions of the Servicer under such powers of attorney. Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

          The Servicer shall not without the Trustee's written consent: (i) initiate any action, suit or proceedings solely under the Trustee's name without indicating the Servicer's, representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state. The Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Servicer.

          In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it would employ and exercise in servicing and administering similar mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement.

     Section 3.02. Collection and Liquidation of Mortgage Loans.

          Continuously from the Closing Date or the applicable Servicing Transfer Date, as applicable, until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall ascertain and estimate Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

          The Servicer shall, consistent with the procedures that the Servicer would use in servicing similar mortgage loans for its own account, foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.01. The Servicer shall realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Trustee, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Master Servicer after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property. In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 3.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take for its own account under similar circumstances with respect to a similar mortgage loan, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of the Trust Fund, and (4) is consistent with any related PMI Policy or LPMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 3.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings. The Servicer shall notify the Master Servicer, the Trustee and the NIMS Insurer in writing of the commencement of foreclosure proceedings on a monthly basis no later than the fifth Business Day of each month. In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.04.

     Section 3.03. Establishment of and Deposits to Custodial Account.

          The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "GMAC Mortgage Corporation, as servicer, in trust for the benefit of the Holders of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-10N." Any Custodial Account shall be an Eligible Deposit Account established with a Eligible Institution. Any funds deposited in the Custodial Account shall be invested in Eligible Investments subject to the provisions of Section 3.10 hereof. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B hereto. A copy of such letter agreement shall be furnished to the Master Servicer and the NIMS Insurer.

          The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date) or the Servicing Transfer Date, as applicable:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

          (iii) all Prepayment Charges;

          (iv) all Liquidation Proceeds;

          (v) all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.11 (other than proceeds to be held in the Escrow Account or a suspense account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Accepted Servicing Practices);

          (vi) all Condemnation Proceeds not deposited into a suspense account pending application that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Accepted Servicing Practices;

          (vii) any amount required to be deposited in the Custodial Account pursuant to this Agreement;

          (viii) any amounts received from the seller of a Mortgage Loan or any other person giving representations and warranties with respect to the Mortgage Loan, in connection with the repurchase of any Mortgage Loan;

          (ix) any amounts required to be deposited by the Servicer pursuant to
Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy;

          (x) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

          (xi) any amounts required to be deposited by the Servicer pursuant to
Section 3.16 or Section 3.24 in connection with any unpaid claims that are a result of a breach by the Servicer or any Subservicer of the obligations hereunder or under the terms of a PMI Policy; and

          (xii) any amounts received by the Servicer under a PMI or LPMI Policy.

          The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account. Any interest on the Custodial Account shall accrue to the benefit of the Seller.

     Section 3.04. Permitted Withdrawals From Custodial Account.

          The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

          (i) to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

          (ii) following the liquidation or other recovery of a Mortgage Loan, to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund;

          (iii) to reimburse itself for remaining unreimbursed Servicing Advances, Servicing Fees with respect to any defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered;

          (iv) at such time a Mortgage Loan becomes a Charged-off Loan, to reimburse itself to the extent of funds held in the Custodial Account for all unreimbursed Servicing Advances owing to the Servicer relating to any Charged-off Loan accrued or advanced during any period prior to the date the Mortgage Loan became a Charged-off Loan;

          (v) to transfer funds to another Eligible Institution in accordance with Section 3.11 hereof;

          (vi) to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

          (vii) with respect to each LPMI Loan, an amount equal to the related LPMI Fee to make payment of premiums due under the LPMI Policy;

          (viii) to withdraw funds deposited in error; and

          (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.

     Section 3.05. Establishment of and Deposits to Escrow Account.

          The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "GMAC Mortgage Corporation, as servicer, in trust for the benefit of the Holders of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-10N." The Escrow Accounts shall be Eligible Deposit Accounts established with an Eligible Institution in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. The creation of any Escrow Account by the Servicer shall be evidenced by a letter agreement in the form of Exhibit C hereto. A copy of such letter agreement shall be furnished to the Master Servicer and the NIMS Insurer.

          The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts not deposited into a suspense account representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property or released to the Mortgagor.

          The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 3.06. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 3.06. Permitted Withdrawals From Escrow Account.

          Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

          (iv) to the extent permitted by applicable law, for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

          (v) for application to restoration or repair of the Mortgaged Property in accordance with Section 3.15;

          (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

          (vii) to withdraw funds deposited in error; and

          (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

          The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor.

     Section 3.07. Notification of Adjustments.

          With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Seller thereby.

     Section 3.08. [Reserved]

     Section 3.09. Payment of Taxes, Insurance and Other Charges.

     (a) With respect to each Mortgage Loan which provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) ("Property Charges") and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and such payments.

     (b) To the extent that a Mortgage Loan does not provide for Escrow Payments, the Servicer shall make advances from its own funds to effect payment of all Property Charges upon receipt of notice of any failure to pay on the part of the Mortgagor, or at such other time as the Servicer determines to be in the best interest of the Trust Fund, provided that in any event the Servicer shall pay such charges on or before the earlier of (a) any date by which payment is necessary to preserve the lien status of the Mortgage or (b) the date which is ninety days after the date on which such charges first became due. The Servicer shall pay any late fee or penalty which is payable due to any delay in payment of any Property Charge after the earlier to occur of (a) the date on which the Servicer receives notice of the failure of the Mortgagor to pay such Property Charge or (b) the date which is ninety days after the date on which such charges first became due.

     Section 3.10. Protection of Accounts.

          The Servicer may transfer the Custodial Account or the Escrow Account to a different Eligible Institution from time to time; provided that in the event the Custodial Account or any Escrow Account is held in a depository institution or trust company that ceases to be an Eligible Institution, the Servicer shall transfer such Custodial Account or Escrow Account, as the case may be, to an Eligible Institution; provided, further, that such transfer shall be made only upon obtaining the consent of the NIMS Insurer, which consent shall not be withheld unreasonably, and the Servicer shall give notice to the Master Servicer of any change in the location of the Custodial Account or Escrow Account no later than 30 days after any such transfer is made and deliver to the Master Servicer and the NIMS Insurer a certification notice in the form of Exhibit B or Exhibit C, as applicable, with respect to such Eligible Institution.

          The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

          Amounts on deposit in the Custodial Account shall at the direction of the Servicer be invested in Eligible Investments. Any such Eligible Investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of an Eligible Institution (other than the Servicer) that maintains the Custodial Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized. If, at any time, the amount on deposit in the Custodial Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

     Section 3.11. Maintenance of Hazard Insurance.

          The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable under Fannie Mae and Freddie Mac guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

          If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Servicer will ensure that flood insurance required by the related transfer agreement between the Seller and the related originator is in place as of the Closing Date and further ensure that it remains in place during the term of this Agreement. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within thirty (30) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

          If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and shall make commercially reasonable efforts to secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

          The Servicer shall cause to be maintained on each Mortgaged Property such other additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

          In the event that the Master Servicer or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

          All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

          The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's Key Rating Guide and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

          Pursuant to Section 3.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account or a suspense account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 3.15) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.05.

          Notwithstanding anything set forth in the preceding paragraph, the Servicer agrees to indemnify the Trustee, the NIMS Insurer, the Certificateholders, the Master Servicer and the Trust Fund for any claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other costs, fees and expenses that any such indemnified party may sustain in any way related to the failure of the Mortgagor (or the Servicer) to maintain hazard insurance or flood insurance with respect to the related Mortgaged Property which complies with the requirements of this section.

     Section 3.12. Maintenance of Mortgage Impairment Insurance.

          In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section
3.11 and otherwise complies with all other requirements of Section 3.11, it shall conclusively be deemed to have satisfied its obligations as set forth in
Section 3.11. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to

Section 3.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.11, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Master Servicer, the Trustee or the NIMS Insurer, the Servicer shall cause to be delivered to such person a certified true copy of such policy.

     Section 3.13. Maintenance of Fidelity Bond and Errors and Omissions Insurance.

          The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. Upon the request of the Master Servicer, the Trustee or the NIMS Insurer, the Servicer shall cause to be delivered to such party a certified true copy of such fidelity bond and insurance policy.

     Section 3.14. Inspections.

          The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer in accordance with Accepted Servicing Practices to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 45 days delinquent, the Servicer shall immediately inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

     Section 3.15. Restoration of Mortgaged Property.

          The Servicer need not obtain the approval of the Master Servicer or the Trustee prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

          (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

          (iii) the Servicer shall verify that the Mortgage Loan is not in default; and

          (iv) pending repairs or restoration, unless deposited into a suspense account, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     Section 3.16. Maintenance of PMI and/or LPMI Policy; Claims.

     (a) The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time. The Servicer shall be obligated to make premium payments with respect to (i) LPMI Policies, to the extent of the LPMI Fee set forth on the Mortgage Loan Schedule with respect to any LPMI Loans, which shall be paid out of the interest portion of the related Monthly Payment or, if a Monthly Payment is not made, from the Servicer's own funds and (ii) PMI Policies required to be maintained by the Mortgagor rather than the Seller, if the Mortgagor is required but fails to pay any PMI Policy premium, which shall be paid from the Servicer's own funds. Any premium payments made by the Servicer from its own funds pursuant to this Section 3.16(a) shall be recoverable by the Servicer as a Servicing Advance, subject to the reimbursement provisions of
Section 3.04(iv).

     (b) With respect to each Mortgage Loan (other than LPMI Loans) with a loan-to-value ratio at origination in excess of 80%, the Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated and the loan to value ratio is greater than 80%, the Servicer, in accordance with Accepted Servicing Practices, shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Mortgage Loan, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

     (c) With respect to each Mortgage Loan covered by a PMI Policy or LPMI Policy, the Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer the related Mortgage Loan in accordance with such Policy and to enforce the rights under such Policy. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust Fund to do anything it deems appropriate or desirable in connection with the servicing, maintenance and administration of such Policy; provided that the Servicer shall not take any action to permit any modification or assumption of a Mortgage Loan covered by a LPMI Policy or PMI Policy, or take any other action with respect to such Mortgage Loan, which would result in non-coverage under such Policy of any loss which, but for actions of any Servicer or the Subservicer, would have been covered thereunder. If the Qualified Insurer fails to pay a claim under a LPMI Policy or PMI Policy solely as a result of a breach by the Servicer or Subservicer of its obligations hereunder or under such Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any rights to reimbursement from the Trust Fund. The Servicer shall cooperate with the Qualified Insurers and shall furnish all reasonable evidence and information in the possession of the Servicer to which the Servicer has access with respect to the related Mortgage Loan; provided, however, that notwithstanding anything to the contrary contained in any LPMI Policy or PMI Policy, the Servicer shall not be required to submit any reports to the related Qualified Insurer until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing systems in accordance with the Qualified Insurer's requirements.

     (d) In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the Qualified Insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account pursuant to Section 3.03(xii), subject to withdrawal pursuant to Section 3.04.

     (e) The Trustee shall furnish the Servicer with any powers of attorney and other documents (within three (3) Business Days upon request from the Servicer) in form as provided to it necessary or appropriate to enable the Servicer to service and administer any PMI or LPMI Policy; provided, however, that the Trustee shall not be liable for the actions of the Servicer under such power of attorney.

     (f) The Servicer shall deposit into the Custodial Account pursuant to
Section 3.03(v) hereof all Insurance Proceeds received under the terms of a PMI Policy or an LPMI Policy.

     (g) Notwithstanding the provisions of (a) and (b) above, the Servicer shall not take any action in regard to any PMI Policy or LPMI Policy inconsistent with the interests of the Trustee or the Certificateholders or with the rights and interests of the Trustee or the Certificateholders under this Agreement.

     Section 3.17. Title, Management and Disposition of REO Property.

          In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee in trust for the benefit of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The cost for such Opinion of Counsel shall be deemed a Servicing Advance. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

          The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee and the Certificateholders.

          If the Servicer hereafter becomes aware that a Mortgaged Property is an Environmental Problem Property, the Servicer will notify the Master Servicer and the NIMS Insurer of the existence of the Environmental Problem Property. Additionally, the Servicer shall set forth in such notice a description of such problem, a recommendation to the Master Servicer and the NIMS Insurer relating to the proposed action regarding the Environmental Problem Property, and the Servicer shall carry out the recommendation set forth in such notice unless otherwise directed by the Master Servicer or the NIMS Insurer in writing within five (5) days after its receipt (or deemed receipt) of such notice in accordance with the terms and provisions of Section 9.04 below. The Master Servicer shall be provided a copy of the NIMS Insurer's instructions to the Servicer. Notwithstanding the foregoing, the Servicer shall obtain the Master Servicer's and the NIMS Insurer's written consent to any expenditures proposed to remediate Environmental Problem Properties or to defend any claims associated with Environmental Problem Properties if such expenses, in the aggregate, are expected to exceed $100,000. Failure to provide written notice of disapproval of the expenditure within five (5) days of receipt (or deemed receipt) of such request for prepaid expenditures shall be deemed an approval of such expenditure. The Master Servicer shall be provided with a copy of the NIMS Insurer's instructions to the Servicer. If the Servicer has received reliable instructions to the effect that a Property is an Environmental Problem Property (e.g., Servicer obtains a broker's price opinion which reveals the potential for such problem), the Servicer will not accept a deed-in-lieu of foreclosure upon any such Property without first obtaining a preliminary environmental investigation for the Property satisfactory to the Master Servicer or the NIMS Insurer.

          In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provide a copy of the same to the NIMS Insurer and the Master Servicer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension (and provided a copy of the same to the NIMS Insurer and the Master Servicer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending three months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value, as acceptable to the NIMS Insurer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

          Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund and the NIMS Insurer with respect to the imposition of any such taxes.

          Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer and the NIMS Insurer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer and/or the NIMS Insurer shall be deemed to have approved the sale of any REO Property unless either of them notifies the Servicer in writing, within five (5) Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

          The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

          The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unreimbursed advances made pursuant to this Section.

          The Servicer shall make advances of all funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10, such advances to be reimbursed from the disposition or liquidation proceeds of the REO Property. The Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
3.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     Section 3.18. Real Estate Owned Reports.

          Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer and the NIMS Insurer on or before the fifth (5th) Business Day in each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as either the Master Servicer or the NIMS Insurer shall reasonably request.

     Section 3.19. Liquidation Reports.

          Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Trustee pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Trustee and the Master Servicer a liquidation report with respect to such Mortgaged Property. In addition, the Servicer shall provide the Master Servicer a report setting forth Servicing Advances and other expenses incurred in connection with the liquidation of any Mortgage Loan.

     Section 3.20. Reports of Foreclosures and Abandonments of Mortgaged
Property.

          Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

     Section 3.21. Prepayment Charges.

          The Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan which contains a Prepayment Charge which prepays during the term of the charge. If the Servicer or its designee fails to collect the Prepayment Charge upon any prepayment of any Mortgage Loan which contains a Prepayment Charge, the

Servicer shall pay the Trust Fund at such time (by deposit to the Custodial Account) an amount equal to the Prepayment Charge which was not collected. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying the Trust Fund the amount of the Prepayment Charge if (i) the Mortgage Loan is in default (defined as 61 days or more delinquent) and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (ii) if the prepayment is not a result of a refinance by the Servicer or any of its affiliates and the Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (iii) the collection of the Prepayment Charge would be in violation of applicable laws.

     Section 3.22. Compliance with Safeguarding Customer Information
Requirements.

          The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder, as amended from time to time (the "Guidelines"). The Servicer shall promptly provide the Seller information regarding such security measures upon the reasonable request of the Seller which information shall include, but not be limited to, any SAS 70 report covering the Servicer's operations, and any other audit reports, summaries of test results or equivalent measures taken by the Servicer with respect to its security measures.

     Section 3.23. Credit Reporting.

          For each Mortgage Loan, the Servicer has and shall continue to accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to each of the following credit repositories: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., or any respective successors, on a monthly basis. In addition, with respect to any Mortgage Loan serviced for a Fannie Mae pool, the Servicer shall transmit full credit reporting data to each of such credit repositories in accordance with Fannie Mae Guide Announcement 95-19 (November 20, 1995) (or such amendments or updates thereto), a copy of which is attached hereto as Exhibit G, reporting each of the following statuses, each month with respect to a Mortgage Loan in a Fannie Mae pool: New origination, current, delinquent (30-60-90-days, etc.), foreclosed or charged off.

                                  ARTICLE IV.

                           PAYMENTS TO MASTER SERVICER

     Section 4.01. Remittances.

          On each Remittance Date, no later than 3:00 p.m. New York City time, the Servicer shall remit on an actual/actual basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), minus (b) any amounts attributable to Principal


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Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or
REO Disposition Proceeds received after the applicable Principal Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vii), and minus (c) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

          With respect to any remittance received by the Master Servicer after the first Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Trustee or the Master Servicer.

          All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                    JPMorgan Chase Bank, National Association
          New York, New York
          ABA#: 021 000 021
          Account Name: Aurora Loan Services LLC
                        Master Servicing Payment Clearing Account
          Account Number:  066-611059
          Beneficiary:  Aurora Loan Services LLC
          For further credit to:  LXS 2006-10N

     Section 4.02. Statements to the Seller.

     (a) Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Master Servicer and the NIMS Insurer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and a monthly loan loss report in the format set forth in Exhibit D-3 hereto and
(ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

          Such monthly remittance advice shall also be accompanied by a supplemental report provided to the Master Servicer, the NIMS Insurer and the Seller which includes on an


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aggregate basis for the previous Due Period (i) the amount of claims filed on any LPMI Policy, (ii) the amount of any claim payments made on any LPMI Policy,
(iii) the amount of claims denied or curtailed on any LPMI Policy and (iv) policies cancelled with respect to those Mortgage Loans covered by any LPMI Policy purchased by the Seller on behalf of the Trust Fund.

     (b) In addition, not more than 75 days after the end of each calendar year, commencing December 31, 2006, the Servicer shall provide (as such information becomes reasonably available to the Servicer) to the Master Servicer, the Trustee and the NIMS Insurer such information concerning the Mortgage Loans and annual remittances to the Master Servicer relating thereto as is necessary for the Trustee to prepare the Trust Fund's federal income tax return and for any investor in the Certificates to prepare any required tax return. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Master Servicer, the Trustee and the NIMS Insurer pursuant to any requirements of the Code as from time to time are in force.

     (c) The Servicer shall promptly notify the Trustee, the Master Servicer and the Depositor (i) of any legal proceedings pending against the Servicer of the type described in Item 1117 (Section 229.1117) of Regulation AB and (ii) if the Servicer shall become (but only to the extent not previously disclosed to the NIMS Insurer, the Master Servicer and the Depositor) at any time an affiliate of any of the parties listed on Exhibit I to this Agreement.

     If so requested by the Trustee, the Master Servicer or the Depositor on any date following the date on which information was first provided to the Trustee, the NIMS Insurer and the Depositor pursuant to the preceding sentence, the Servicer shall within five Business Days, confirm in writing the accuracy of the representations and warranties set forth in Section 6.01(l) or, if such a representation and warranty is not accurate as of the date of such request, provide reasonable adequate disclosure of the pertinent facts, in writing, to the requesting party.

          The Servicer shall provide to the Trustee, the NIMS Insurer, the Master Servicer and the Depositor prompt notice of the occurrence of any of the following: any event of default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of the Servicer, the Servicer's engagement of any Subservicer, Subcontractor or vendor to perform or assist in the performance of any of the Servicer's obligations under this Agreement, any material litigation involving the Servicer, and any affiliation or other significant relationship between the Servicer and other transaction parties.

     (d) Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall provide to the Trustee, the NIMS Insurer, the Master Servicer and the Depositor notice of the occurrence of any material modifications, extensions or waivers of terms, fees, penalties or payments relating to the Mortgage Loans during the related Due Period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB) along with all information, data, and materials related thereto as may be required to be included in the related Distribution Report on Form 10-D.


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     Section 4.03. Monthly Advances by Servicer.

          The Servicer shall not be required to make Monthly Advances.

     Section 4.04. Due Dates Other Than the First of the Month.

          Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section 4.04. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on November 15 shall be considered to be due on December 1. Any payment collected on a Mortgage Loan after the Cut-off Date shall be deposited in the Custodial Account. For Mortgage Loans with Due Dates on the first day of a month, deposits to the Custodial Account begin with the payment due on the first of the month following the Cut-off Date.

                                   ARTICLE V.

                          GENERAL SERVICING PROCEDURES

     Section 5.01. Transfers of Mortgaged Property.

          The Servicer shall enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related LPMI Policy, if any.

          If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the seller of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the seller of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. In connection with any assumption agreement that may be entered into by the Servicer, none of the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.


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          To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by the Servicer, its affiliates or Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     Section 5.02. Satisfaction of Mortgages and Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Master Servicer in the Monthly Remittance Advice as provided in Section 4.02, and may request the release of any Mortgage Loan Documents from the Seller in accordance with this
Section 5.02 hereof.

          If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Seller, the Trustee or the Trust Fund may have under the mortgage instruments, the Servicer shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
Section 3.13 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Section 5.03. Servicing Compensation.

          As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall be entitled to the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month or part thereof. Such Servicing Fee shall be payable monthly as set forth below. Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer and is not required to be deposited in the Custodial Account. The obligation of the Seller to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the Servicer. In addition, on a monthly basis, the Servicer shall submit an invoice to the Seller with respect to the Servicing Fee and the additional fees set forth on Schedule III hereto (the "Additional Fees"), and shall include a description of the fees invoiced along with reasonable backup documentation where applicable; provided, that, fifty percent (50%) of any late charges collected by the Servicer in the previous month shall be deducted from each such monthly invoice. Such invoices shall be subject to reasonable approval by an authorized officer of the Seller, who shall promptly notify the Servicer of any disapproved or questioned matters. The Seller shall pay each invoice within thirty (30) days of receipt. Notwithstanding the foregoing, the Servicer shall be entitled on a monthly basis to compensation equal to the greater of (a) the sum of the Servicing Fee and Additional Fees for


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such month and (b) $5,000.00; provided, that, if (b) is greater than (a), the
Servicer shall include such difference in the related invoice submitted to the Seller for such month.

          The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 5.04. Report on Attestation of Compliance with Applicable Servicing Criteria.

          On or before March 15th of each calendar year, beginning with March 15, 2007, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the Trustee, the Depositor and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a report to the effect that such firm that attests to, and reports on, the assessment made by such asserting party pursuant to Section 5.07 below, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board. In addition, on or before March 15th of each calendar year, beginning with March 15, 2007, the Servicer shall, at its own expense, furnish to the Seller, the Trustee, the Depositor and Master Servicer a report meeting the requirements of clause (ii) above regarding the attestation of any Subservicer or Subcontractor which is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (each, without respect to any threshold limitations in Instruction
2. to Item 1122 of Regulation AB, a "Participating Entity").

     Section 5.05. Annual Officer's Certificate.

     (a) On or before March 15th of each year, beginning with March 15, 2007, the Servicer, at its own expense, will deliver to the Seller, the NIMS Insurer, the Trustee, the Depositor and the Master Servicer with respect to the period ending on the immediately preceding December 31, a Servicing Officer's certificate in the form of Exhibit J hereto, stating, as to each signer thereof, that (1) a review of the activities of the Servicer during such preceding calendar year or portion thereof and of its performance under this Agreement for such period has been made under such Servicing Officer's supervision and (2) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such Servicing Officer and the nature and status thereof, including the steps being taken by the Servicer to remedy such default.

     (b) For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of the Trust Fund, on or before March 15th of each calendar year (or if not a Business Day, the immediately preceding Business Day), beginning with March 15, 2007, a Servicing Officer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit E hereto.


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     (c) The Servicer shall indemnify and hold harmless the Seller, the NIMS
Insurer, the Trustee, the Master Servicer, the Depositor and their respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.05 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer and/or the Depositor, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer and/or the Depositor as a result of the losses, claims, damages or liabilities of the Master Servicer and/or the Depositor in such proportion as is appropriate to reflect the relative fault of the Master Servicer and/or the Depositor on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 5.05 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

     Section 5.06. Inspection.

          The Servicer shall provide the Trustee, the Master Servicer and the NIMS Insurer, at the expense of the requesting party, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to the Trustee, the Master Servicer and the NIMS Insurer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

     Section 5.07. Report on Assessment of Compliance with Applicable Servicing Criteria.

          On or before March 15th of each calendar year, beginning with March 15, 2007, the Servicer shall deliver to the Seller, the Trustee, the NIMS Insurer, the Master Servicer and the Depositor a report regarding its assessment of compliance with the servicing criteria identified in Exhibit H attached hereto, as of and for the period ending the end of the fiscal year ending no later than December 31 of the year prior to the year of delivery of the report, with respect to asset-backed security transactions taken as a whole in which the Servicer is performing any of the servicing criteria specified in Exhibit H. Each such report shall include (a) a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB (Section 229.1122(d)) to assess compliance with the applicable servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party, and (d) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the applicable servicing criteria, which report shall be delivered by the Servicer as provided in Section 5.07.

                                  ARTICLE VI.

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS


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     Section 6.01. Representations, Warranties and Agreements of the Servicer.

          The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Master Servicer, the Depositor and the Trustee, as of the Closing Date:

     (a) Due Organization and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer, except as same may be limited by applicable bankruptcy or other insolvency laws, or general equitable principles, and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

     (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

     (c) No Conflicts. None of the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or bylaws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, except for such conflicts, breaches, defaults, accelerations or violations that would not impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

     (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

     (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending (or known to be contemplated) or, to the Servicer's knowledge or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or any Subservicer, or in any material impairment of the right or ability of the Servicer or any Subservicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or any Subservicer or which would draw into question the validity of


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this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

     (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

     (g) No Default. The Servicer is not in default, and no event or condition exists that after the giving of notice or lapse of time or both, would constitute an event of default under any material mortgage, indenture, contract, agreement, judgment, or other undertaking, to which the Servicer is a party or which purports to be binding upon it or upon any of its assets, which default could impair materially the ability of the Servicer to perform under the terms of this Agreement;

     (h) Ability to Service. The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae and Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either of Fannie Mae or Freddie Mac;

     (i) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

     (j) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller;

     (k) Fair Credit Reporting Act. The Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis; and

     (l) Additional Representations and Warranties of the Servicer. Except as disclosed in writing to the Seller, the Master Servicer, the Depositor and the Trustee prior to the Closing Date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
(iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans


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involving the Servicer as servicer has been disclosed or reported by the
Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the Closing Date; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement and (vi) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with any party listed on Exhibit I hereto.

     Section 6.02. Remedies for Breach of Representations and Warranties of the Servicer.

          It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the related Closing Date or applicable Servicing Transfer Date, as applicable, hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Master Servicer, the NIMS Insurer and the Trustee. Upon discovery by any of the Servicer, the Master Servicer, the NIMS Insurer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interests of the Master Servicer, the NIMS Insurer or the Trustee, the party discovering such breach shall give prompt written notice to the other.

          Within 60 days of (or, in the case of any breach of a representation or warranty set forth in Section 6.01(1), 5 days) the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's or the Master Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer. Such assignment shall be made in accordance with Sections
8.01 and 8.02.

          In addition, the Servicer shall indemnify the Seller, the Master Servicer, the Trustee and the NIMS Insurer (and each of their respective directors, officers, employees and agents) and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in Section 6.01.

          Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Master Servicer, the Depositor or the Trustee to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period,


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and (iii) demand upon the Servicer by the Master Servicer, the NIMS Insurer or
the Trustee for compliance with this Agreement.

     Section 6.03. Additional Indemnification by the Servicer.

          The Servicer shall indemnify the Seller, the Master Servicer, the Depositor, the Trustee, the NIMS Insurer and the Trust Fund and each of their respective directors, officers, employees and agents and the Trust Fund and shall hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, the "Liabilities") that the indemnified party may sustain in any way related to (i) any breach of the representations and warranties contained in Section 6.01 or
(ii) the failure of the Servicer to perform its duties and service the Mortgage Loans in accordance with the terms of this Agreement. Failure to provide the annual statement of compliance pursuant to Section 5.05 or the attestation of compliance pursuant to Sections 5.04 and 5.07 will be treated as a failure of the Servicer to perform its duties under the Agreement and will be subject to the indemnification provisions of Section 6.03; provided, however for any indemnification from the Servicer to any of the above parties with respect to any breach of Sections 5.04, 5.05 and 5.07 of this Agreement, the Servicer in no event will be liable for any punitive or consequential damages.

          The Servicer shall immediately notify the Seller, the Master Servicer, the Depositor, the Trustee, the NIMS Insurer or the Trust Fund if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that may result in such Liabilities, and the Servicer shall assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from the such indemnified party in connection with such claim. The Servicer shall be reimbursed promptly from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement. In the event a dispute arises between the Servicer and an indemnified party with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party (if the Trustee, the Trust Fund) shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

     Section 6.04. Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

          In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the Trustee, the Trust Fund and the NIMS Insurer against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Master Servicer, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Trustee and the Trust Fund or the NIMS Insurer now or hereafter existing at law or in equity or otherwise. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

     Section 6.05. Purchase of Distressed Mortgage Loans.

          The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan. Any such purchase shall be accomplished by remittance to the Master Servicer of the Purchase Price for the Distressed Mortgage Loan for deposit into the Collection Account established by the Master Servicer pursuant to the Trust Agreement. The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loan to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer. If, upon purchase of any Distressed Mortgage Loan by the NIMS Insurer, the Servicer is no longer the servicer with respect to such Distressed Mortgage Loan, the Servicer will be entitled to (i) reimbursement of previously unpaid Servicing Fees and Servicing Advances and (ii) reasonable and necessary out-of-pocket transfer expenses and related costs.

                                  ARTICLE VII.

                                  THE SERVICER

     Section 7.01. Merger or Consolidation of the Servicer.

          The Servicer shall keep in full effect its existence, rights and franchises as a corporation (or other entity resulting from merger, conversion or consolidation, to the extent permitted in this Section 7.01), and shall obtain and preserve its qualification to do business as a foreign corporation or such other entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Servicer may be merged or consolidated, or any corporation or other entity (including without limitation, a limited liability company) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae-and Freddie Mac-approved servicer in good standing. No such merger, consolidation, or conversion shall constitute a breach by the Servicer of this Agreement.

     Section 7.02. Limitation on Liability of the Servicer and Others.

          Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Master Servicer, the NIMS Insurer, the Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

     Section 7.03. Limitation on Resignation and Assignment by the Servicer.

          This Agreement has been entered into with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, except as expressly provided in this Section 7.03 and Section 7.01, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof (except for such limited delegations to outsource vendors that Servicer utilizes to service all mortgage loans in its servicing portfolio), or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer, the Trustee and the NIMS Insurer which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the Master Servicer, Trustee and the NIMS Insurer and which consent shall be granted or withheld in the discretion of such parties, except in the case of a change of control of the Servicer structured as an asset sale, in which case each such party's consent shall not be withheld if the successor entity complies with the requirements of Section 7.01; provided that in each case there must be delivered to the Seller, the Master Servicer, the Trustee and the NIMS Insurer a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIM Securities to be issued in the NIMS Transaction.

          The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Master Servicer, the Trustee and the NIMS Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer, the Trustee and the NIMS Insurer which Opinion of Counsel shall be in form and substance reasonably acceptable to each of them. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 8.01.

          Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a third party service provider) or sell or otherwise dispose of all or substantially all of its property or assets, except to the extent permitted by and in accordance with this Section 7.03 and Section 7.01, without the prior written consent of the Seller, the Master Servicer, the Trustee and the NIMS Insurer, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

     Section 7.04. Subservicing Agreements and Successor Subservicer.

          (a) The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 7.04 and the proposed Subservicer (i) is an institution which is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing, (ii) represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement and (iii) is acceptable to the NIMS Insurer. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (c) of this Section 7.04.

          (b) The Servicer shall give prior written notice to the Trustee, the Master Servicer, the Depositor and the NIMS Insurer of the appointment of any Subservicer and shall furnish to the Trustee, Master Servicer, the Depositor and the NIMS Insurer a copy of any related subservicing agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any Subservicer of such payments. Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement. Each subservicing agreement shall provide that a successor

Servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) to comply with the provisions of this Section 7.04 and with Sections 4.02(c), 5.04, 5.05(a), 5.05(b), 5.07 (and shall amend, with the consent of the parties hereto, Exhibit H to reflect such Subservicer's attestation of compliance with the Servicing Criteria), 6.01(l) and 6.03 of this Agreement to the same extent as if such Subservicer were the Servicer. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Trustee, the NIMS Insurer, the Master Servicer and the Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 5.05(a), any reports on assessment of compliance and attestation required to be delivered by such Subservicer under Sections 5.04 and 5.07 and any certification required to be delivered under 5.05(b) to the Person that will be responsible for signing the Sarbanes Certification under Section 5.07 as and when required to be delivered hereunder.

          (c) The Servicer shall give prior written notice to the Master Servicer and the Depositor of the appointment of any Subcontractor and a written description (in form and substance satisfactory to the Master Servicer and the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are Participating Entities, and (C) which elements of the servicing criteria set forth under Item 1122(d) of Regulation AB will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (B) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be a Participating Entity, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Trustee, the NIMS Insurer, the Master Servicer and the Depositor to comply with the provisions of Sections 4.02(c), 5.04, 5.07 (and shall amend, with the consent of the parties hereto, Exhibit H to reflect such Subcontractor's attestation with the Servicing Criteria), 6.01(l) and 6.03 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Trustee, the NIMS Insurer, the Master Servicer and the Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Sections 5.04 and 5.07, in each case as and when required to be delivered.

          The Servicer acknowledges that a Subservicer or Subcontractor that performs services with respect to mortgage loans involved in this transaction in addition to the Mortgage Loans may be determined to be a Participating Entity on the basis of the aggregate balance of such mortgage loans (which quantitative determination may be made by the Depositor, the Trustee or the Master Servicer), without regard to whether such Subservicer or Subcontractor would be a Participating Entity with respect to the Mortgage Loans viewed in isolation. The Servicer shall (A) respond as promptly as practicable to any good faith request by the Trustee, the Master Servicer or the Depositor for information regarding each Subservicer and each Subcontractor and (B) cause each Subservicer and each Subcontractor with respect to which the Trustee, the Master Servicer or the Depositor requests delivery of an assessment of compliance and accountants' attestation to deliver such within the time required under Section 5.07.

          Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer, Subcontractor or other third party or reference to actions taken through a Subservicer, a Subcontractor, another third party or otherwise, the Servicer shall remain obligated and primarily liable to the Trust Fund, the Trustee, the Master Servicer, the NIMS Insurer and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of any subservicing, subcontracting or other agreements or arrangements or by virtue of indemnification from a Subservicer, Subcontractor or a third party and to the same extent and under the same terms and conditions as if the Servicer alone were servicing the Mortgage Loans, including with respect to compliance with Item 1122 of Regulation AB. The Servicer shall be entitled to enter into any agreement with a Subservicer, Subcontractor or a third party for indemnification of the Servicer by such Subservicer, Subcontractor or third party and nothing contained in the Agreement shall be deemed to limit or modify such indemnification.

                                  ARTICLE VIII.

                                   TERMINATION

     Section 8.01. Termination for Cause.

     (a) Any of the following occurrences shall constitute an event of default (each, an "Event of Default") on the part of the Servicer:

          (i) any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the NIMS Insurer; or

          (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 5 days (and 60 days with respect to the representations and warranties contained in clauses (a) through (k) of Section 6.01) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the NIMS Insurer; or

          (iii) failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located, where such failure to maintain its license has a material impact on this Agreement; or

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 45 days; or

          (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

          (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

          (vii) the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac lender/servicer; or

          (viii) the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement; or

          (ix) if any of the Rating Agencies reduces or withdraws the rating of any of the Certificates due to a reason attributable to the Servicer or (y) the Servicer's residential primary servicer rating for servicing of subprime loans issued by Fitch shall fall to "RPS2" or below or by S&P shall fall to "Average" or below; or

          (x) the net worth of the Servicer shall be less than $25,000,000.

          In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Master Servicer, the Trustee or the NIMS Insurer may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer, the Trustee or the NIMS Insurer, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

          Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Trustee or the Master Servicer, as the case may be, with the consent of the other party and the NIMS Insurer. Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Seller, the Master Servicer, the NIMS Insurer, the Trustee and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans. To the extent not previously reimbursed pursuant to Sections
3.04 or 3.06 of this Agreement, the Servicer shall make commercially reasonable efforts to require the successor servicer to reimburse the Servicer, on a FIFO basis, for any outstanding Servicing Advances at the time such servicing responsibilities are transferred to such successor servicer. If, after one calendar year, such successor servicer has failed to reimburse the Servicer, the Seller shall either (a) cause the successor servicer to reimburse or (b) reimburse the Servicer for such outstanding Servicing Advances.

          By a written notice, the Trustee or the Master Servicer, with the consent of the other parties and the NIMS Insurer, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 8.02. Termination Without Cause.

          This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Master Servicer (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, the Seller and the Master Servicer in writing provided such termination is also acceptable to the Rating Agencies and the NIMS Insurer or (iii) with respect to some or all of the Mortgage Loans, at the sole option of the Seller, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Trustee, the Master Servicer, the NIMS Insurer and the Servicer by registered mail to the address set forth in Section 9.04 of this Agreement. The Servicer shall comply with the termination procedures set forth in Sections 8.01, 8.02 and 9.01 hereof.

          In the event the Seller terminates the Servicer without cause pursuant to subsection (iii) above with respect to some or all of the Mortgage Loans, the Seller shall be required to pay to the Servicer the applicable Termination Fee and the applicable Deboarding Fee with respect to the affected Mortgage Loans; provided, that, no Termination Fee may be paid or payable with respect to certain Mortgage Loans as agreed to between the Seller and the Servicer from time to time.

     Section 8.03. Termination for Distressed and Released Mortgage Loans.

     (a) This Agreement shall be terminated with respect to the servicing of those Mortgage Loans that are determined to be Released Mortgage Loans as of the Transfer Date and servicing of such Mortgage Loans shall be transferred to the Released Mortgage Transferee or its designee.

     (b) All reasonable costs and expenses incurred in connection with the delivery of the Servicing Files and the other necessary data to the Released Mortgage Transferee or its designee shall be paid by the Released Mortgage Transferee from its own funds without reimbursement therefor within fifteen (15) Business Days upon receipt of an invoice from the Servicer. The Released Mortgage Transferee shall be responsible for the delivery of all required transfer notices pursuant to the Trust Agreement and will send a copy of the transfer notices to the Master Servicer and the Trustee.

     (c) Notwithstanding the foregoing provisions of this Section 8.04, the NIMS Insurer may, at its option, elect to purchase any Distressed Mortgage Loan at a price equal to its Purchase Price. Any such purchase of a Distressed Mortgage Loan shall be accomplished by remittance to the Master Servicer for deposit in the Collection Account established pursuant to Section 4.01 of the Trust Agreement of the amount of the Purchase Price. The Servicers on behalf of the Trustee shall immediately effectuate the conveyance of such Distressed Mortgage Loan to the NIMS Insurer to the extent necessary, including the prompt delivery of all Servicing Files and other related documentation to the NIMS Insurer.

     (d) No termination fee shall be payable to the Servicer upon a termination pursuant to this Section 8.04.

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

     Section 9.01. Successor to the Servicer.

          Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 6.04, 7.03, 8.01 or 8.02, the Master Servicer shall (i) within 90 days of the Servicer's notice of such termination, succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under
Section 8.02(iii) or Section 8.03 or 8.04, the Seller shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer and the NIMS Insurer. Any approval of a successor servicer by the Master Servicer and the NIMS Insurer and, to the extent required by the Trust Agreement, the Trustee, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer, the NIMS Insurer, the Seller and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIM Securities to be issued in the NIMS Transaction. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections
6.01 and the remedies available to the Master Servicer, the Trustee, the NIMS Insurer and the Seller under Sections 6.02, 6.03 and 6.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02, 6.03 and 6.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement. Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer shall be responsible for the lack of information and/or documents that it cannot otherwise obtain through reasonable efforts.

          Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer of any Mortgage Notes and the related documents. The Servicer shall cooperate with the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer, the NIMS Insurer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section
6.01 and provide for the same remedies set forth in Sections 6.02, 6.03 and 6.04 herein and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01, 8.02, 8.03 or 8.04 shall not affect any claims that the Seller, the Master Servicer, the NIMS Insurer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation. In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

          The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

          Upon a successor's acceptance of appointment as such, it shall notify the Trustee, the Seller and Master Servicer, the NIMS Insurer and the Depositor of such appointment in accordance with the procedures set forth in Section 9.04.

     Section 9.02. Costs.

          The Seller shall pay the legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by (i) the terminated or resigning servicer if such termination or resignation is a result of an occurrence of a termination event under Section 8.01, (ii) the related Seller if such termination is pursuant to Section 8.02(iii) and (iii) in all other cases by the Trust Fund. Subject to Section 2.02, the Seller, on behalf of the Depositor, shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

     Section 9.03. Protection of Confidential Information.

          The Servicer shall keep confidential and shall not divulge to any party, without the Seller's prior written consent, any nonpublic information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or as is necessary to perform its obligations under this Agreement.

     Section 9.04. Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

          (i)   if to the Seller:

                Lehman Brothers Holdings Inc.
                745 Seventh Avenue, 7th Floor
                New York, New York 10019
                Attention: Mortgage Finance, LXS 2006-10N
                Telephone: (212) 526-7000
                Facsimile: (212) 526-8950

          (ii)  if to the Servicer:

                GMAC Mortgage Corporation
                100 Witmer Road
                Horsham, PA 19044

                Attention: Wes Howland

          (iii) if to the Master Servicer:

                Aurora Loan Services LLC
                327 Inverness Drive South
                Englewood, Colorado 80112
                Attention: E. Todd Whittemore
                Telephone: (720) 945-3422
                Facsimile: (720) 945-3123

          (iv)  if to the Trustee:

                U.S. Bank National Association
                One Federal Street
                EX-MA-FED
                Boston, Massachusetts 02110
                Attention: LXS 2006-10N

          (v)   if to the NIMS Insurer:

                as provided in the Trust Agreement.

          Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

     Section 9.05. Severability Clause.

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

     Section 9.06. No Personal Solicitation.

          From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any related Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Trustee. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Trustee pursuant hereto on the Closing Date and the Servicer shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, messages contained on the Servicer's voice response unit (on a non-targeted basis), web page, monthly account statements provided to Mortgagors (on a non-targeted basis), radio and television advertisements shall not constitute solicitation under this Section 9.06.

     Section 9.07. Counterparts.

          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     Section 9.08. Place of Delivery and Governing Law.

          This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.09. Further Agreements.

          The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

          The Seller will provide at least five business days notice to the Servicer of any subsequent NIMS Transaction that will involve a NIMS Insurer. Such notification will provide the name of the NIMS Insurer and the address for notifications. The Servicer will not be required to report to such NIMS Insurer until 60 days following such notification.

     Section 9.10. Intention of the Parties.

          It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans (other than the servicing rights) and all rights related thereto.

     Section 9.11. Successors and Assigns; Assignment of Agreement.

          This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, the NIMS Insurer and the Master Servicer and their respective successors and assigns. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.02 and shall not be assigned, pledged or hypothecated by the Seller without the prior written consent of the NIMS Insurer except as to the extent provided in Section 9.12.

     Section 9.12. Assignment by the Seller.

          The Seller shall assign (exclusive of the Seller's rights arising under Section or the Servicer's rights under Section 8.02(iii) or 8.03), its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement.

     Section 9.13. Amendment.

          This Agreement may be amended from time to time by the Servicer and the Seller, with (i) the prior written consent of the Trustee and the NIMS Insurer and (ii) the written agreement signed by the Master Servicer, the Seller and the Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the NIMS Insurer, the Master Servicer and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans or the NIM Securities to be issued in the NIMS Transaction. Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the Certificateholders in the Mortgage Loans or the NIM Securities to be issued in the NIMS Transaction, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates and the NIM Securities (and any Opinion of Counsel requested by the Trustee, the NIMS Insurer, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefore); provided, however, this Agreement may be amended by the Servicer, the Seller, the Master Servicer and the Trustee from time to time without the delivery of an Opinion of Counsel described above to the extent necessary, in the judgment of the Seller and its counsel, to comply with any rules promulgated by the Commission and any interpretations thereof by the staff of the Commission.

     Section 9.14. Waivers.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced and is consented to by the NIMS Insurer.

     Section 9.15. Exhibits.

          The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 9.16. Intended Third Party Beneficiaries.

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Depositor, the Trustee and the NIMS Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Depositor, the Trustee and the NIMS Insurer as if they were parties to this Agreement, and the Depositor, the Trustee and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Depositor, the Trustee and the Master Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement and all rights of the NIMS Insurer set forth in this Agreement (other than the right of indemnification) shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

     Section 9.17. General Interpretive Principles.

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean by reason of enumeration.

     Section 9.18. Reproduction of Documents.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                                  * * * * * * *

          IN WITNESS WHEREOF, the Servicer, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.
                                        as Seller


                                        By:
                                            ------------------------------------
                                            Name: Ellen Kiernan
                                            Title: Authorized Signatory


                                        GMAC MORTGAGE CORPORATION
                                        as Servicer


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        AURORA LOAN SERVICES LLC
                                        as Master Servicer


                                        By:
                                            ------------------------------------
                                            Name: Jerald W. Dreyer
                                            Title: Vice President


Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION as Trustee


By:
    ---------------------------------
    Name: Maryellen Hunter
    Title: Assistant Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]

                                    EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                         ______________ __, ____

To: __________________________

    __________________________

    __________________________
   (the "Depository")

          As Servicer under the Securitization Servicing Agreement dated as of June 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as "GMAC Mortgage Corporation, as servicer, in trust for the benefit of the Holders of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-10N." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        [____________]
                                           Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

          The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                        ----------------------------------------
                                                       Depository


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                        ______________ ___, ____

To: __________________________

    __________________________

    __________________________
    (the "Depository")

          As Servicer under the Securitization Servicing Agreement dated as of June 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as "GMAC Mortgage Corporation, as servicer, in trust for the benefit of the Holders of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-10N." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        [____________]
                                           Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

          The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                        ----------------------------------------
                                                       Depository

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME    DESCRIPTION                                                FORMAT
---------------------------------------------------------------------------------------------------
INVNUM        INVESTOR LOAN NUMBER                                       Number no decimals
SERVNUM       SERVICER LOAN NUMBER, REQUIRED                             Number no decimals
BEGSCHEDBAL   BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                Number two decimals
              BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN     SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED         Number two decimals
              ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
              REQUIRED, .00 IF NO COLLECTIONS
CURT1         CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
CURT1DATE     CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
CURT1ADJ      CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE            Number two decimals
CURT2         CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
CURT2DATE     CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
CURT2ADJ      CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE            Number two decimals
LIQPRIN       PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE       Number two decimals
OTHPRIN       OTHER PRINCIPAL, .00 IF NOT APPLICABLE                     Number two decimals
PRINREMIT     TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE   Number two decimals
INTREMIT      NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,               Number two decimals
              .00 IF NOT APPLICABLE
TOTREMIT      TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE             Number two decimals
ENDSCHEDBAL   ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED           Number two decimals
              ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL     ENDING TRIAL BALANCE                                       Number two decimals
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE    ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT          DD-MMM-YY
ACTCODE       60 IF PAIDOFF, BLANK IF NOT APPLICABLE                     Number no decimals
ACTDATE       ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
INTRATE       INTEREST RATE, REQUIRED                                    Number seven decimals
                                                                         Example .0700000 for 7.00%
SFRATE        SERVICE FEE RATE, REQUIRED                                 Number seven decimals
                                                                         Example .0025000 for .25%
PTRATE        PASS THRU RATE, REQUIRED                                   Number seven decimals
                                                                         Example .0675000 for 6.75%
PIPMT         P&I CONSTANT, REQUIRED                                     Number two decimals
              .00 IF PAIDOFF


                                      D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

DATA FIELD                     FORMAT                                                                    DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage               NUMBER(6,5)                                                               The percent of coverage
                                                                                                         provided by the PMI company
                                                                                                         in the event of loss on a
                                                                                                         defaulted loan.

Actual MI claim filed date     DATE(MM/DD/YYYY)                                                          Actual date that the claim
                                                                                                         was submitted to the PMI
                                                                                                         company.

Actual bankruptcy start date   DATE(MM/DD/YYYY)                                                          Actual date that the
                                                                                                         bankruptcy petition is
                                                                                                         filed with the court.

Actual MI claim amount filed   NUMBER(15,2)                                                              The amount of the claim
                                                                                                         that was filed by the
                                                                                                         servicer with the PMI
                                                                                                         company.

Actual discharge date          DATE(MM/DD/YYYY)                                                          Actual date that the
                                                                                                         Discharge Order is entered
                                                                                                         in the bankruptcy docket.

Actual due date                DATE(MM/DD/YYYY)                                                          Actual due date of the next
                                                                                                         outstanding payment amount
                                                                                                         due from the mortgagor.

Actual eviction complete date  DATE(MM/DD/YYYY)                                                          Actual date that the
                                                                                                         eviction proceedings are
                                                                                                         completed by local counsel.

Actual eviction start date     DATE(MM/DD/YYYY)                                                          Actual date that the
                                                                                                         eviction proceedings are
                                                                                                         commenced by local counsel.

Actual first legal date        DATE(MM/DD/YYYY)                                                          Actual date that
                                                                                                         foreclosure counsel filed
                                                                                                         the first legal action as
                                                                                                         defined by state statute.

Actual redemption end date     DATE(MM/DD/YYYY)                                                          Actual date that the
Bankruptcy chapter             VARCHAR2(2)            7= Chapter  7                                      foreclosure redemption
                               filed                 11= Chapter 11 filed                                period expires.
                               12= Chapter 12 filed  13= Chapter 13 filed                                Chapter of bankruptcy
                                                                                                         filed.

Bankruptcy flag                VARCHAR2(2)  Y= Active                                                    Servicer defined indicator
                               Bankruptcy   N= No Active Bankruptcy                                      that identifies that the
                                                                                                         property is an asset in an
                                                                                                         active bankruptcy case.

Bankruptcy Case Number         VARCHAR2(15)                                                              The court assigned case
                                                                                                         number of the bankruptcy
                                                                                                         filed by a party with
                                                                                                         interest in the property.

MI claim amount paid           NUMBER(15,2)                                                              The amount paid to the
                                                                                                         servicer by the PMI company
                                                                                                         as a result of submitting
                                                                                                         an MI claim.


                                      D-2-1

MI claim funds received date   DATE(MM/DD/YYYY)                                                          Actual date that funds were
                                                                                                         received from the PMI
                                                                                                         company as a result of
                                                                                                         transmitting an MI claim.

Current loan amount            NUMBER(10,2)                                                              Current unpaid principal
                                                                                                         balance of the loan as of
                                                                                                         the date of reporting to
                                                                                                         Aurora Master Servicing.

Date FC sale scheduled         DATE(MM/DD/YYYY)                                                          Date that the foreclosure
                                                                                                         sale is scheduled to be
                                                                                                         held.

Date relief/dismissal granted  DATE(MM/DD/YYYY)                                                          Actual date that the
                                                                                                         dismissal or relief from
                                                                                                         stay order is entered by
                                                                                                         the bankruptcy court.

Date REO offer accepted        DATE(MM/DD/YYYY)                                                          Actual date of acceptance
                                                                                                         of an REO offer.

Date REO offer received        DATE(MM/DD/YYYY)                                                          Actual date of receipt of
                                                                                                         an REO offer.

Delinquency value              NUMBER(10,2)                                                              Value obtained typically
                                                                                                         from a BPO prior to
                                                                                                         foreclosure referral not
                                                                                                         related to loss mitigation
                                                                                                         activity.

Delinquency value source       VARCHAR2(15)  BPO= Broker's                                               Name of vendor or
                               Price Opinion  Appraisal=Appraisal                                        management company that
                                                                                                         provided the delinquency
                                                                                                         valuation amount.

Delinquency value date         DATE(MM/DD/YYYY)                                                          Date that the delinquency
                                                                                                         valuation amount was
                                                                                                         completed by vendor or
                                                                                                         property management
                                                                                                         company.

Delinquency flag               VARCHAR2(2)  Y= 90+                                                       Servicer defined indicator
                               delinq. Not in FC, Bky or Loss                                            that identifies that the
                               mit N=Less than 90 days delinquent                                        loan is delinquent but is
                                                                                                         not involved in loss
                                                                                                         mitigation, foreclosure,
                                                                                                         bankruptcy or REO.

Foreclosure flag               VARCHAR2(2)  Y=Active                                                     Servicer defined indicator
                               foreclosure  N=No active foreclosure                                      that identifies that the
                                                                                                         loan is involved in
                                                                                                         foreclosure proceedings.

Corporate expense balance      NUMBER(10,2)                                                              Total of all cumulative
                                                                                                         expenses advanced by the
                                                                                                         servicer for non-escrow
                                                                                                         expenses such as but not
                                                                                                         limited to: FC fees and
                                                                                                         costs, bankruptcy fees and
                                                                                                         costs, property
                                                                                                         preservation and property
                                                                                                         inspections.

Foreclosure attorney referral  DATE(MM/DD/YYYY)                                                          Actual date that the loan
date                                                                                                     was referred to local
                                                                                                         counsel to begin
                                                                                                         foreclosure proceedings.

Foreclosure valuation amount   NUMBER(15,2)                                                              Value obtained during the
                                                                                                         foreclosure process.
                                                                                                         Usually as a result of a
                                                                                                         BPO and typically used to
                                                                                                         calculate the bid.

Foreclosure valuation date     DATE(MM/DD/YYYY)                                                          Date that foreclosure
                                                                                                         valuation amount was
                                                                                                         completed by vendor or
                                                                                                         property management
                                                                                                         company.


                                      D-2-2

Foreclosure valuation source   VARCHAR2(80)   BPO= Broker's                                              Name of vendor or
                               Price Opinion  Appraisal=Appraisal                                        management company that
                                                                                                         provided the foreclosure
                                                                                                         valuation amount.

FHA 27011A transmitted date    DATE(MM/DD/YYYY)                                                          Actual date that the FHA
                                                                                                         27011A claim was submitted
                                                                                                         to HUD.

FHA 27011 B transmitted date   DATE(MM/DD/YYYY)                                                          Actual date that the FHA
                                                                                                         27011B claim was submitted
                                                                                                         to HUD.

VA LGC/ FHA Case number        VARCHAR2(15)                                                              Number that is assigned
                                                                                                         individually to the loan by
                                                                                                         either HUD or VA at the
                                                                                                         time of origination. The
                                                                                                         number is located on the
                                                                                                         Loan Guarantee Certificate
                                                                                                         (LGC) or the Mortgage
                                                                                                         Insurance Certificate
                                                                                                         (MIC).

FHA Part A funds received      DATE(MM/DD/YYYY)                                                          Actual date that funds were
date                                                                                                     received from HUD as a
                                                                                                         result of transmitting the
                                                                                                         27011A claim.

Foreclosure actual sale date   DATE(MM/DD/YYYY)                                                          Actual date that the
                                                                                                         foreclosure sale was held.

Servicer loan number           VARCHAR2(15)                                                              Individual number that
                                                                                                         uniquely identifies loan as
                                                                                                         defined by servicer.

Loan type                      VARCHAR2(2)                        1=FHA Residential                      Type of loan being serviced
                               2=VA Residential              3=Conventional w/o PMI                      generally defined by the
                               4=Commercial                          5=FHA  Project                      existence of certain types
                               6=Conventional w/PMI                  7=HUD  235/265                      of insurance. (i.e.: FHA,
                               8=Daily Simple Interest Loan             9=Farm Loan                      VA, conventional insured,
                               U=Unknown                                S=Sub prime                      conventional uninsured,
                                                                                                         SBA, etc.)

Loss mit approval date         DATE(MM/DD/YYYY)                                                          The date determined that
                                                                                                         the servicer and mortgagor
                                                                                                         agree to pursue a defined
                                                                                                         loss mitigation
                                                                                                         alternative.

Loss mit flag                  VARCHAR2(2)  Y= Active loss                                               Servicer defined indicator
                               mitigation   N= No active loss mitigation                                 that identifies that the
                                                                                                         loan is involved in
                                                                                                         completing a loss
                                                                                                         mitigation alternative.

Loss mit removal date          DATE(MM/DD/YYYY)                                                          The date that the mortgagor
                                                                                                         is denied loss mitigation
                                                                                                         alternatives or the date
                                                                                                         that the loss mitigation
                                                                                                         alternative is completed
                                                                                                         resulting in a current or
                                                                                                         liquidated loan.


                                      D-2-3

Loss mit type                  VARCHAR2(2)                                    L=Loss                     The defined loss mitigation
                               Mitigation                      LT=Litigation pending                     alternative identified on
                               NP=Pending non-performing sale              CH=Charge                     the loss mit approval date.
                               off                                   DI=Deed in lieu
                               FB=Forbearance plan                   MO=Modification
                               PC=Partial claim                        SH=Short sale
                               VA=VA refunding

Loss mit value                 NUMBER(10,2)                                                              Value obtained typically
                                                                                                         from a BPO prior to
                                                                                                         foreclosure sale intended
                                                                                                         to aid in the completion of
                                                                                                         loss mitigation activity.

Loss mit value date            DATE(MM/DD/YYYY)                                                          Name of vendor or
                                                                                                         management company that
                                                                                                         provided the loss
                                                                                                         mitigation valuation
                                                                                                         amount.

Loss mit value source          VARCHAR2(15)  BPO=Broker's Price Opinion  Appraisal=Appraisal             Date that the lost
                                                                                                         mitigation valuation amount
                                                                                                         was completed by vendor or
                                                                                                         property management
                                                                                                         company.

MI certificate number          VARCHAR2(15)                                                              A number that is assigned
                                                                                                         individually to the loan by
                                                                                                         the PMI company at the time
                                                                                                         of origination. Similar to
                                                                                                         the VA LGC/FHA Case Number
                                                                                                         in purpose.

LPMI Cost                      NUMBER(7,7)                                                               The current premium paid to
                                                                                                         the PMI company for Lender
                                                                                                         Paid Mortgage Insurance.

Occupancy status               VARCHAR2(1)                  O=Owner occupied                             The most recent status of
                               T=Tenant occupied property.         U=Unknown                             the property regarding who
                               V=Vacant                                                                  if anyone is occupying the
                                                                                                         Typically a result of a
                                                                                                         routine property
                                                                                                         inspection.

First Vacancy date/            DATE(MM/DD/YYYY)                                                          The date that the most
Occupancy status date                                                                                    recent occupancy status was
                                                                                                         determined. Typically the
                                                                                                         date of the most recent
                                                                                                         property inspection.

Original loan amount           NUMBER(10,2)                                                              Amount of the contractual
                                                                                                         obligations (i.e.: note and
                                                                                                         mortgage/deed of trust).

Original value amount          NUMBER(10,2)                                                              Appraised value of property
                                                                                                         as of origination typically
                                                                                                         determined through the
                                                                                                         appraisal process.

Origination date               DATE(MM/DD/YYYY)                                                          Date that the contractual
                                                                                                         obligations (i.e.: note and
                                                                                                         mortgage/deed of trust) of
                                                                                                         the mortgagor was executed.


                                      D-2-4

FHA Part B funds received      DATE(MM/DD/YYYY)                                                          Actual date that funds were
date                                                                                                     received from HUD as a
                                                                                                         result of transmitting the
                                                                                                         27011B claim.

Post petition due date         DATE(MM/DD/YYYY)                                                          The post petition due date
                                                                                                         of a loan involved in a
                                                                                                         chapter 13 bankruptcy.

Property condition             VARCHAR2(2)  1=Excellent                                                  Physical condition of the
                               2=Good       3=Average                                                    property as most recently
                               4=Fair       5=Poor                                                       reported to the servicer by
                               6=Very poor                                                               vendor or property
                                                                                                         management company.

Property type                  VARCHAR2(2)             1=Single family                                   Type of property secured by
                               2=Town house                    3=Condo                                   mortgage such as: single
                               4=Multifamily                   5=Other                                   family, 2-4 unit, etc.
                               6=Prefabricated            B=Commercial
                               C=Land only               7=Mobile home
                               U=Unknown                        D=Farm
                               A=Church                          P=PUD
                               R=Row house                     O=Co-op
                               M=Manufactured housing          24= 2-4
                               family                      CT=Condotel
                               MU=Mixed use


                                      D-2-5

Reason for default             VARCHAR2(3)                                001=Death of principal mtgr    Cause of delinquency as
                               002=Illness of principal mtgr      003=Illness of mtgr's family member    identified by mortgagor.
                               004=Death of mtgr's family member             005=Marital difficulties
                               006=Curtailment of income                    007=Excessive obligations
                               008=Abandonment of property              009=Distant employee transfer
                               011=Property problem                    012=Inability to sell property
                               013=Inability to rent property                    014=Military service
                               015=Other                                             016=Unemployment
                               017=Business failure                                 019=Casualty loss
                               022=Energy-Environment costs                    023=Servicing problems
                               026=Payment adjustment                             027=Payment dispute
                               029=Transfer ownership pending                               030=Fraud
                               031=Unable to contact borrower                       INC=Incarceration

REO repaired value             NUMBER(10,2)                                                              The projected value of the
                                                                                                         property that is adjusted
                                                                                                         from the "as is" value
                                                                                                         assuming necessary repairs
                                                                                                         have been made to the
                                                                                                         property as determined by
                                                                                                         the vendor/property
                                                                                                         management company.

REO list price adjustment      NUMBER(15,2)                                                              The most recent
amount                                                                                                   listing/pricing amount as
                                                                                                         updated by the servicer for
                                                                                                         REO properties.

REO list price adjustment      DATE(MM/DD/YYYY)                                                          The most recent date that
date                                                                                                     the servicer advised the
                                                                                                         agent to make an adjustment
                                                                                                         to the REO listing price.

REO value (as is)              NUMBER(10,2)                                                              The value of the property
                                                                                                         without making any repairs
                                                                                                         as determined by the
                                                                                                         vendor/property management
                                                                                                         company.

REO actual closing date        DATE(MM/DD/YYYY)                                                          The actual date that the
                                                                                                         sale of the REO property
                                                                                                         closed escrow.

REO flag                       VARCHAR2(7)  Y=Active REO  N=No active REO                                Servicer defined indicator
                                                                                                         that identifies that the
                                                                                                         property is now Real Estate
                                                                                                         Owned.

REO original list date         DATE(MM/DD/YYYY)                                                          The initial/first date that
                                                                                                         the property was listed
                                                                                                         with an agent as an REO.


                                      D-2-6

REO original list price        NUMBER(15,2)                                                              The initial/first price
                                                                                                         that was used to list the
                                                                                                         property with an agent as
                                                                                                         an REO.

REO net sales proceeds         NUMBER(10,2)                                                              The actual REO sales price
                                                                                                         less closing costs paid.
                                                                                                         The net sales proceeds are
                                                                                                         identified within the HUD1
                                                                                                         settlement statement.

REO sales price                NUMBER(10,2)                                                              Actual sales price agreed
                                                                                                         upon by both the purchaser
                                                                                                         and servicer as documented
                                                                                                         on the HUD1 settlement
                                                                                                         statement.

REO scheduled close date       DATE(MM/DD/YYYY)                                                          The date that the sale of
                                                                                                         the REO property is
                                                                                                         scheduled to close escrow.

REO value date                 DATE(MM/DD/YYYY)                                                          Date that the vendor or
                                                                                                         management company
                                                                                                         completed the valuation of
                                                                                                         the property resulting in
                                                                                                         the REO value (as is).

REO value source               VARCHAR2(15)           BPO=Broker's Price Opinion                         Name of vendor or
                               Appraisal=Appraisal                                                       management company that
                                                                                                         provided the REO value (as
                                                                                                         is).

Repay first due date           DATE(MM/DD/YYYY)                                                          The due date of the first
                                                                                                         scheduled payment due under
                                                                                                         a forbearance or repayment
                                                                                                         plan agreed to by both the
                                                                                                         mortgagor and servicer.

Repay next due date            DATE(MM/DD/YYYY)                                                          The due date of the next
                                                                                                         outstanding payment due
                                                                                                         under a forbearance or
                                                                                                         repayment plan agreed to by
                                                                                                         both the mortgagor and
                                                                                                         servicer.

Repay plan                     DATE(MM/DD/YYYY)                                                          The servicer defined date
broken/reinstated/closed                                                                                 upon which the servicer
date                                                                                                     considers that the plan is
                                                                                                         no longer in effect as a
                                                                                                         result of plan completion
                                                                                                         or mortgagor's failure to
                                                                                                         remit payments as
                                                                                                         scheduled.

Repay plan created date        DATE(MM/DD/YYYY)                                                          The date that both the
                                                                                                         mortgagor and servicer
                                                                                                         agree to the terms of a
                                                                                                         forbearance or repayment
                                                                                                         plan.

SBO loan number                NUMBER(9)                                                                 Individual number that
                                                                                                         uniquely identifies loan as
                                                                                                         defined by Aurora Master
                                                                                                         Servicing.

Escrow balance/advance         NUMBER(10,2)                                                              The positive or negative
balance                                                                                                  account balance that is
                                                                                                         dedicated to payment of
                                                                                                         hazard insurance, property
                                                                                                         taxes, MI, etc. (escrow
                                                                                                         items only)

Title  approval  letter        DATE(MM/DD/YYYY)                                                          The actual date that the
received date                                                                                            title approval was received
                                                                                                         as set forth in the HUD
                                                                                                         title approval letter.

Title package HUD/VA date      DATE(MM/DD/YYYY)                                                          The actual date that the
                                                                                                         title package was submitted
                                                                                                         to either HUD or VA.


                                      D-2-7

VA claim funds received date   DATE(MM/DD/YYYY)                                                          The actual date that funds
                                                                                                         were received by the
                                                                                                         servicer from the VA for
                                                                                                         the expense claim submitted
                                                                                                         by the servicer.

VA claim submitted date        DATE(MM/DD/YYYY)                                                          The actual date that the
                                                                                                         expense claim was submitted
                                                                                                         by the servicer to the VA.

VA first funds received        NUMBER(15,2)                                                              The amount of funds
amount                                                                                                   received by the servicer
                                                                                                         from VA as a result of the
                                                                                                         specified bid.

VA first funds received date   DATE(MM/DD/YYYY)                                                          The date that the funds
                                                                                                         from the specified bid were
                                                                                                         received by the servicer
                                                                                                         from the VA.

VA NOE submitted date          DATE(MM/DD/YYYY)                                                          Actual date that the Notice
                                                                                                         of Election to Convey was
                                                                                                         submitted to the VA.

Zip Code                       VARCHAR2(5)                                                               US postal zip code that
                                                                                                         corresponds to property
                                                                                                         location.

FNMA Delinquency status code   VARCHAR2(3)                            09=Forbearance                     The code that is
                               17=Preforeclosure sale                24=Drug seizure                     electronically reported to
                               26=Refinance                            27=Assumption                     FNMA by the servicer that
                               28=Modification                         29=Charge-off                     reflects the current
                               30=Third-party sale                        31=Probate                     defaulted status of a loan.
                               32=Military indulgence                 43=Foreclosure                     (i.e.: 65, 67, 43 or 44)
                               44=Deed-in-lieu                         49=Assignment
                               [61=Second lien considerations]          62=VA no-bid
                               63=VA Refund                            64=VA Buydown
                               65=Ch. 7 bankruptcy              66=Ch. 11 bankruptcy
                               67=Ch. 13 bankruptcy


                                      D-2-8

FNMA delinquency reason code   VARCHAR2(3)                                001=Death of principal mtgr    The code that is
                               002=Illness of principal mtgr      003=Illness of mtgr's family member    electronically reported to
                               004=Death of mtgr's family member             005=Marital difficulties    FNMA by the servicer that
                               006=Curtailment of income                    007=Excessive obligations    describes the circumstance
                               008=Abandonment of property              009=Distant employee transfer    that appears to be the
                               011=Property problem                    012=Inability to sell property    primary contributing factor
                               013=Inability to rent property                    014=Military service    to the delinquency.
                               015=Other                                             016=Unemployment
                               017=Business failure                                 019=Casualty loss
                               022=Energy-Environment costs                   023= Servicing problems
                               026=Payment adjustment                             027=Payment dispute
                               029=Transfer ownership pending                               030=Fraud
                               031=Unable to contact borrower                       INC=Incarceration

Suspense balance               NUMBER(10,2)                                                              Money submitted to the
                                                                                                         servicer, credited to the
                                                                                                         mortgagor's account but not
                                                                                                         allocated to principal,
                                                                                                         interest, escrow, etc.

Restricted escrow balance      NUMBER(10,2)                                                              Money held in escrow by the
                                                                                                         mortgage company through
                                                                                                         completion of repairs to
                                                                                                         property.

Investor number                NUMBER (10,2)                                                             Unique number assigned to a
                                                                                                         group of loans in the
                                                                                                         servicing system.


                                      D-2-9

                                   EXHIBIT D-3

                            FORM OF LOAN LOSS REPORT

Final Report Field Heading   Definition                                    Format
--------------------------   -------------------------------------------   ----------------
Servicer Cut Off Date        Reporting cycle cut off date                  DATE(MM/DD/YYYY)

Servicer Loan Number         Individual number that uniquely               VARCHAR2(15)
                             identifies loan as defined by servicer.

Investor Loan Number         Individual number that uniquely identifies    NUMBER(9)
                             loan as defined by Aurora Master Servicing.

Servicer Customer Number     Unique number assigned to each servicer       NUMBER(3)

Investor ID                  Unique number assigned to a group of          NUMBER(9)
                             loans in the servicing system.

Resolution Type              Description of the process to resolve the     VARCHAR2(15)
                             delinquency. Ex. Foreclosure, Short Sale,
                             Third Party Sale, Deed In Lieu, etc.

Resolution Date              Date the process described in                 DATE(MM/DD/YYYY)
                             Resolution Type was completed.

Liquidation Date             Date the loan was liquidated on the           DATE(MM/DD/YYYY)
                             servicers servicing system.

REO Sale Date                Actual date that the sale of the REO          DATE(MM/DD/YYYY)
                             property closed escrow.

Title Date                   Date clear title was recorded.                DATE(MM/DD/YYYY)

MI Percent                   Percent of coverage provided by the PMI       NUMBER(6,5)
                             company in the event of loss on a defaulted
                             loan.

First Legal Date             Actual date that foreclosure counsel filed    DATE(MM/DD/YYYY)
                             the first legal action as defined by state
                             statute.

Bankruptcy 1 Filing Date     Actual date the bankruptcy petition is        DATE(MM/DD/YYYY)
                             filed with the court.

Bankruptcy 1 Relief Date     Actual date the Discharge, Dismissal or       DATE(MM/DD/YYYY)
                             Relief Order is entered in the bankruptcy
                             docket.

Bankruptcy 2 Filing Date     Actual date the bankruptcy petition is        DATE(MM/DD/YYYY)
                             filed with the court.

Bankruptcy 2 Relief Date     Actual date the Discharge, Dismissal or       DATE(MM/DD/YYYY)
                             Relief Order is entered in the bankruptcy
                             docket.


                                      D-3-1

Foreclosure Fees             Amount paid to the Foreclosure Attorney       NUMBER(10,2)
                             for performing his service.

Foreclosure Costs            Amount incurred as part of the foreclosure    NUMBER(10,2)
                             process.

Bankruptcy Costs             Amount incurred related to a bankruptcy       NUMBER(10,2)
                             filing involving the borrower or subject
                             property.

Eviction Costs               Amount incurred related to the eviction       NUMBER(10,2)
                             process.

Appraisal Costs              Amount incurred to acquire a value for the    NUMBER(10,2)
                             subject property.

Preservation Costs           Amount incurred to preserve and secure the    NUMBER(10,2)
                             property.

Utility Costs                Amount incurred for utilities at the          NUMBER(10,2)
                             property.

HOA Costs                    Amount paid to the Home Owners Association    NUMBER(10,2)
                             to maintain the property dues.

Other Costs                  Amount of Miscellaneous Expenses incurred     NUMBER(10,2)
                             during the default process.

Interest on Advances         Interest paid by HUD/VA or MI on the          NUMBER(10,2)
                             amounts advanced related to the liquidation
                             of the property.

Hazard Refunds               Amount of refunds of Hazard Premiums paid.    NUMBER(10,2)

Real Estate Taxes            Amount of any taxes paid during the default   NUMBER(10,2)
                             process.

Hazard Premiums              Amount paid for Hazard Insurance on the       NUMBER(10,2)
                             property held as collateral for the
                             mortgage.

MI Premiums                  Amount paid for Mortgage Insurance related    NUMBER(10,2)
                             to the mortgage loan.

Other Escrow                 Miscellaneous Expenses incurred from the      NUMBER(10,2)
                             escrow account during the default process.

Sales Proceeds               Funds received in connection with the         NUMBER(10,2)
                             sale of the property held as collateral for
                             the mortgage loan (Positive Number).

Initial Claim Proceeds       Funds received in connection with the         NUMBER(10,2)
                             conveyance of the property to the insuring
                             agency (Positive Number).

Final Claim Proceeds         Claim funds received from the insuring        NUMBER(10,2)
                             agency (HUD/VA).


                                      D-3-2

Other Proceeds               Miscellaneous funds received in               NUMBER(10,2)
                             connection with the property held as
                             collateral for the mortgage loan (Positive
                             Number).

Escrow Balance               Any positive balance remaining in the         NUMBER(10,2)
                             escrow account.

Replacement Reserve Bal      Amount of funds held in the Replacement       NUMBER(10,2)
                             Reserve account (Positive Number).

Restricted Escrow Bal        Amount of funds held in the Restricted        NUMBER(10,2)
                             Escrow account.

Suspense Balance             Amount of funds held in the Suspense          NUMBER(10,2)
                             account (Positive Number).

Servicer Retained Loss       The total amount of the Gross Final           NUMBER(10,2)
                             Actual (Loss)/Gain the servicer will
                             take, due to Interest/Expense Curtailments
                             by HUD/VA (This would include Advances not
                             claimed to HUD/VA or MI due to servicer
                             error) (Positive Number).


                                      D-3-3

                                    EXHIBIT E

                          FORM OF ANNUAL CERTIFICATION

     Re: The Securitization Servicing Agreement dated as of June 1, 2006 (the "Agreement"), by and among GMAC Mortgage Corporation (the "Servicer"), Lehman Brothers Holdings Inc., as seller (the "Seller"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as Trustee (the "Trustee").

I, [identify the certifying individual], the [title] of the Servicer, certify to the Trustee, the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[_] that were delivered by the Servicer to any of the Depositor, the Master Servicer and the Trustee pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor, the Master Servicer and the Trustee;

          (4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

          (5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Depositor, the Master Servicer and the Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Depositor, the Master Servicer and the Trustee. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:______________________

                                        GMAC MORTGAGE CORPORATION


                                        By:_____________________________________
                                        Name:
                                        Title:

                                    EXHIBIT F

                          LXS 2006-10N TRUST AGREEMENT

                             [Intentionally Omitted]

                                    EXHIBIT G

                           FANNIE MAE GUIDE NO. 95-19

                                  ANNOUNCEMENT

REFERENCE

               o    Selling    This announcement amends the guide(s) indicated.

               o    Servicing  Please keep it for reference until we issue a
                               formal change.

SUBJECT     "Full-File" Reporting to Credit Repositories

Part IV, Section 107, of the servicing Guide currently requires servicers to report only 90-day delinquencies to the four major credit repositories. To ensure that the repositories have up-to-date information for both servicing and origination activity, we have decided to begin requiring -- as of the month ending March 31, 1996 -- servicers to provide the credit repositories a "full-file" status report for the mortgages they service for us.

"Full-file" reporting requires that servicers submit a monthly report to each of the credit repositories to describe the exact status for each mortgage they service for us. The status reported generally should be the one in effect as of the last business day of each month. Servicers may, however, use a slightly later cut-off date -- for example, at the and of the first week of a month -- to assure that payment corrections, returned checks, and other adjustments related to the previous month's activity can be appropriately reflected in their report for that month. Statuses that must be reported for any given mortgage include the following: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, and charged-off. (The credit repositories will provide the applicable codes for reporting these statuses to them.) A listing of each of the major repositories to which "full-file" status reports must be sent is attached.

Servicers are responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report. Servicers must respond promptly to any inquiries from borrowers regarding specific mortgage status information about them that was reported to the credit repositories.

Servicers should contact their Customer Account Team in their lead Fannie Mae regional office if they have any questions about this expanded reporting requirement.

Robert J. Engeletad

Senior Vice President - Mortgage and Lender Standards

                                                                        11/20/95

                             FANNIE MAE GUIDE 95-19

                                                                    ATTACHMENT 1

                                  ANNOUNCEMENT

                            Major Credit Repositories

A "full-file" status report for each mortgage serviced for Fannie Mae must be sent to the following repositories each month (beginning with the month ending March 31, 1996):

Company                              Telephone Number
----------------------------------   -------------------------------------------
Consumer Credit Associates, Inc.     Call (713) 595-1190, either extension 150,
950 Threadneedle Street, Suite 200   101, or 112, for all inquiries.
Houston, Texas 77079-2903

Equifax Members that have an account number may call their local sales representative for all inquiries; lenders that need to set up an account should call (800) 685-5000 and select the customer assistance option.

TRW Information Systems & Services   Call (800) 831-5614 for all inquiries,
601 TRW Parkway                      current members should select option 3;
Allen, Texas 75002                   lenders that need to set up an account
                                     should select Option 4.

Trans Union Corporation              Call (312) 258-1818 to get the name of the
555 West Adams                       local bureau to contact about setting up an
Chicago, Illinois 60661              account or obtaining other information.

                                                                        11/20/95

                                    EXHIBIT H

                                   [RESERVED]

                                    EXHIBIT H

                 SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON
                            ASSESSMENT OF COMPLIANCE

     The Servicer shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria", as identified by a mark in the column titled "Applicable Servicing Criteria":

---------------------------------------------------------------------------------------------------------------
                                             SERVICING CRITERIA                                  APPLICABLE
                                                                                             SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------
   REFERENCE                                      CRITERIA
---------------------------------------------------------------------------------------------------------------
                             GENERAL SERVICING CONSIDERATIONS
1122(d)(1)(i)     Policies and procedures are instituted to monitor any performance or                X
                  other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)    If any material servicing activities are outsourced to third parties,               X
                  policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)   Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in effect on the                 X
                  party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                            CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)     Payments on mortgage loans are deposited into the appropriate custodial             X
                  bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an obligor or to an               X
                  investor are made only by authorized personnel.

1122(d)(2)(iii)   Advances of funds or guarantees regarding collections, cash flows or                X
                  distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)    The related accounts for the transaction, such as cash reserve accounts             X
                  or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)     Each custodial account is maintained at a federally insured depository              X
                  institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.

1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent unauthorized access.               X

1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for all asset-backed                X
                  securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                  mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

---------------------------------------------------------------------------------------------------------------
                                             SERVICING CRITERIA                                  APPLICABLE
                                                                                             SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------
   REFERENCE                                      CRITERIA
---------------------------------------------------------------------------------------------------------------
                            INVESTOR REMITTANCES AND REPORTING
1122(d)(3)(i)     Reports to investors, including those to be filed with the Commission,              X
                  are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                  agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in accordance with              X
                  timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)   Disbursements made to an investor are posted within two business days to            X
                  the Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)    Amounts remitted to investors per the investor reports agree with                   X
                  cancelled checks, or other form of payment, or custodial bank statements.

                                 POOL ASSET ADMINISTRATION

1122(d)(4)(i)     Collateral or security on mortgage loans is maintained as required by               X
                  the transaction agreements or related mortgage loan documents.


1122(d)(4)(ii)    Mortgage loan and related documents are safeguarded as required by the              X
                  transaction agreements

1122(d)(4)(iii)   Any additions, removals or substitutions to the asset pool are made,                X
                  reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)    Payments on mortgage loans, including any payoffs, made in accordance               X
                  with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)     The Servicer's records regarding the mortgage loans agree with the                  X
                  Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)    Changes with respect to the terms or status of an obligor's mortgage                X
                  loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance plans,                       X
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period             X
                  a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)    Adjustments to interest rates or rates of return for mortgage loans with            X
                  variable rates are computed based on the related mortgage loan documents.

---------------------------------------------------------------------------------------------------------------
                                             SERVICING CRITERIA                                  APPLICABLE
                                                                                             SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------
   REFERENCE                                      CRITERIA
---------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such as escrow                    X
                  accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or insurance                     X
                  payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)   Any late payment penalties in connection with any payment to be made on             X
                  behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within two                    X
                  business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts are recognized and            X
                  recorded in accordance with the transaction agreements.

1122(d)(4)(xv)    Any external enhancement or other support, identified in Item 1114(a)(1)
                  through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------

                                    EXHIBIT I

                               TRANSACTION PARTIES

Trustee: U.S. Bank National Association

Securities Administrator: N/A

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

PMI Insurer: N/A

Interest Rate Swap Counterparty: N/A

Interest Rate Cap Counterparty: Lehman Brothers Special Financing Inc.

Servicers: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Originators: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Custodian: Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank, N.A.

Seller: Lehman Brothers Holdings Inc.

                                    EXHIBIT J

                      FORM OF ANNUAL OFFICER'S CERTIFICATE

Via Overnight Delivery

[DATE]

To:

Aurora Loan Services LLC
327 Inverness Drive South, 3rd Floor
Englewood, Colorado 80112
Attention: Jerald W. Dreyer
(LXS 2006-10N)

RE: Annual officer's certificate delivered pursuant to Section 5.05 of that certain securitization servicing agreement, dated as of June 1, 2006 (the "Agreement"), by and among Lehman Brothers Holdings Inc., GMAC Mortgage Corporation, as servicer (the "Servicer") and Aurora Loan Services LLC, as master servicer, and acknowledged by U.S. Bank National Association, as Trustee, relating to the issuance of the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-10N

[_______], the undersigned, a duly authorized [_______] of [the Servicer][Name of Subservicer], does hereby certify the following for the [calendar year][identify other period] ending on December 31, 20[__]:

1. A review of the activities of the Servicer during the preceding calendar year (or portion thereof) and of its performance under the Agreement for such period has been made under my supervision.

2. To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, I have specifically identified to the Master Servicer, the Depositor and the Trustee each such failure known to me and the nature and status thereof, including the steps being taken by the Servicer to remedy such default.

Certified By:


------------------------------
Name:
Title:

                                   SCHEDULE I

                            TERMINATION FEE SCHEDULE

The Termination Fee shall equal the amount set forth in the second column below that corresponds to the number of months following the Transfer Date set forth in the first column below in which the related termination occurs:

NUMBER OF MONTHS FOLLOWING TRANSFER
  DATE IN WHICH TERMINATION OCCURS    TERMINATION FEE
-----------------------------------   ---------------
0 months through 12 months                $10,000
13 months through 18 months               $ 5,000
After 18 months                           $     0

                                   SCHEDULE II

                             DEBOARDING FEE SCHEDULE

The Deboarding Fee shall equal (a) $50.00 per transfer plus (b) the amount per Mortgage Loan set forth in the second column below that corresponds to the number of Mortgage Loans for which Servicer is terminated without cause:

NUMBER OF MORTGAGE LOANS FOR WHICH THE
 SERVICER IS TERMINATED WITHOUT CAUSE    DEBOARDING FEE PER MORTGAGE LOAN
--------------------------------------   --------------------------------
Less than 100                            $8.00
101-200                                  $7.00
201-999                                  $5.00
1000-5000                                No more than $4.50
Greater than 5000                        No more than $4.00

                                  SCHEDULE III

                             ADDITIONAL FEE SCHEDULE

                         Fee Amount (per
      Type of Fee         Mortgage Loan)                   Comments
----------------------   ------------------   ----------------------------------

Boarding Fees            $10.00               Assessed for the month in which
                                              the Transfer Date for each
                                              Mortgage Loan occurs.

Delinquency Fees         $30.00               Assessed when a Mortgage Loan
                                              becomes greater than 60 days
                                              delinquent at month end (e.g. the
                                              fee is assessed if a February 1
                                              payment is still owed as of March
                                              31). This fee is in addition to
                                              the Servicing Fee; provided, that,
                                              the Servicer may not collect each
                                              of a Delinquency Fee, Foreclosure
                                              Fee and Bankruptcy Fee with
                                              respect to each Mortgage Loan, and
                                              is entitled only to the greatest
                                              of the Delinquency Fee,
                                              Foreclosure Fee or Bankruptcy Fee,
                                              as applicable.

Foreclosure Fees         $55.00               Assessed at the beginning of the
                                              month of referral of the Mortgage
                                              Loan to the foreclosure attorney.
                                              This fee is in addition to the
                                              Servicing Fee; provided, that, the
                                              Servicer may not collect each of a
                                              Delinquency Fee, Foreclosure Fee
                                              and Bankruptcy Fee with respect to
                                              each Mortgage Loan, and is
                                              entitled only to the greatest of
                                              the Delinquency Fee, Foreclosure
                                              Fee or Bankruptcy Fee, as
                                              applicable.

Bankruptcy Fees          $45.00               Assessed at the time the Mortgage
                                              Loan enters bankruptcy status.
                                              This fee is in addition to the
                                              Servicing Fee; provided, that, the
                                              Servicer may not collect each of a
                                              Delinquency Fee, Foreclosure Fee
                                              and Bankruptcy Fee with respect to
                                              each Mortgage Loan, and is
                                              entitled only to the greatest of
                                              the Delinquency Fee, Foreclosure
                                              Fee or Bankruptcy Fee, as
                                              applicable.

Title Remediation Fees   $500.00              Any title remediation shall only
                                              be undertaken with the consent of
                                              the Seller and the Master Servicer
                                              and if the Seller or the Master
                                              Servicer is unable to correct any
                                              title issues.

REO Disposition Fees     The greater of       Subject to the provisions of
                         (a) 1.0% of the      Section 3.17.
                         sales price of
                         the REO Property
                         and (b) $1,500.00.


                                      III-1